UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08360

GUINNESS ATKINSON FUNDS
(Exact name of registrant as specified in charter)

21550 Oxnard Street, Suite 750 Woodland Hills, CA			91367
(Address of principal executive offices)			(Zip code)

James J. Atkinson, Jr. 21550 Oxnard Street, Suite 750 Woodland Hills, CA 91367
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800-915-6566) -

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2010

Item 1. Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Annual
Report

December 31, 2010

•  Alternative Energy Fund

•  Asia Focus Fund

•  Asia Pacific Dividend Fund

•  China & Hong Kong Fund

•  Global Energy Fund

•  Global Innovators Fund

Guinness Atkinson Funds
Annual Report

December 31, 2010

TABLE OF CONTENTS

3	Letter to Shareholders

6	Expense Example

7	Alternative Energy Fund

15	Asia Focus Fund

21	Asia Pacific Dividend Fund

28	China & Hong Kong Fund

34	Global Energy Fund

42	Global Innovators Fund

49	Statements of Assets and Liabilities

51	Statements of Operations

53	Statements of Changes in Net Assets

55	Financial Highlights

61	Notes to Financial Statements

70	Report of Independent Registered Public Accounting Firm

72	Trustee and Officer Information

75	Privacy Notice

79	Guinness Atkinson Funds Information

Dear Guinness Atkinson Funds Shareholders,

What a difference six months makes. In our semi-annual report dated June 30, 2010 all six of the Guinness Atkinson Funds were in the red for year-to-date performance. For the full year, ending December 31, 2010 five of the six funds produced double digit positive returns, led by the Asia Pacific Dividend Fund with a total return for 2010 of 23.65%. The only Guinness Atkinson Fund to post a negative return for the year was the Alternative Energy Fund which finished 2010 with a negative 21.90% total return.

We mentioned in the semi-annual report that we were undaunted by the first half of 2010 and that we remained optimistic about the economy, the markets and the themes that underpin the Guinness Atkinson Funds. Not surprisingly we haven't changed our view. In particular, we're undaunted by the performance of the Alternative Energy Fund. That's not to say we're not disappointed; we would prefer performance in line with the rest of the Fund family. Two points may be worth remembering here. First, as with all of the Guinness Atkinson themes, we believe the shift to alternative energy is by its very nature a long-term process. For a variety of reasons the financial crisis was particularly painful for this sector, but that does not mitigate the longer term issues surrounding the shift to alternative energy. Second, investors may be interested to learn that this Fund has been the most popular of the Guinness Atkinson Funds in terms of information requests.

Just as we did six months ago we continue to believe that investors should focus on the long-term. The daily headlines tend to focus on short-term issues of the day and tend to lack long-term context. That China's economy is growing rapidly is understood but the daily headlines tend to stress short-term issues (the value of the Yuan, trade imbalance, inflation concerns, environmental issues and the like). The result is that we tend to forget the big story: that the China miracle is lifting the standard of living of potentially one billion plus. One big picture headline we did see in 2010 was that China had surpassed Japan to become the world's second largest economy.

These mega themes take time to unfold and patience is required. But just as it is clear that the world today is markedly different than it was just ten years ago, we believe it will be radically different just ten years from now. And, of course, there are unexpected bumps along the way. In the last ten years some terrible things have happened, both in the United States and internationally. And yet, the march towards greater innovation and change, the continued emergence of Asia, rising demand for energy and the shift towards alternative energy continue. We feel extremely fortunate to be able to witness these exciting times.

Fund Performance

As mentioned, despite the weak first half, 2010 turned out to be a very good year for five of the six Guinness Atkinson Funds. The table below provides total return data for each of the Funds over the one, three, five, ten and from inception periods through December 31, 2010. Also included in the table is the expense ratio data from the most recent prospectus dated May 1, 2010. Astute readers will recognize that these expense ratios are inconsistent with the expense ratios found elsewhere in this report. We are required to provide this expense ratio data whenever performance data is provided and, further, we are required to include data from the most recent prospectus, which is sourcing its data from the 2009 annual report. For expense ratio information as of 12/31/10, please refer to the Financial Highlights.

Total Returns for Periods Ending December 31, 2010

Fund (inception date)	1-year	3-year	5-year	10-year	From Inception	Expense Ratio
Alternative Energy Fund (March 31, 2006)	-21.90%	-29.27%	N/A	N/A	-14.95%	1.85%
Asia Focus (April 29, 1996)	20.43%	-1.52%	13.68%	16.61%	4.64%	1.68%
Asia Pacific Dividend Fund (March 31, 2006)	23.65%	-0.55%	N/A	N/A	6.91%	2.93% gross; 1.98% net*
China & Hong Kong (June 30, 1994)	15.38%	0.42%	18.47%	11.90%	9.97%	1.58%
Global Energy Fund (June 30, 2004)	16.63%	-0.69%	8.11%	N/A	18.12%	1.42%
Global Innovators Fund (December 15, 1998)	17.00%	-2.49%	5.94%	0.95%	4.61%	1.69% gross; 1.56% net*

Periods of greater than one year are average annualized returns; one year returns are actual returns. All returns are for the periods ending December 31, 2010.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com. The funds impose a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect this fee. If it had, total return would be lower.

*All of the Guinness Atkinson Funds have an expense cap in place and the advisor is contractually obligated to cap the total expenses at least through June 30, 2011.

Expense ratios are from the most recent prospectus (dated May 1, 2010) and are from the most recent audited financials (period ending December 31, 2009) at the time that prospectus was completed.

As with our previous report, our portfolio managers provide commentary for each of the Guinness Atkinson Funds adjacent to each Fund's financial report, and Morningstar ratings data can be found immediately after this letter.

We appreciate the confidence you have placed in us look forward to continuing to serve you.

Sincerely,

Timothy Guinness	James Atkinson

Morningstar Ratings

Below is a table listing the Morningstar star ratings as of December 31, 2010 for the Guinness Atkinson Funds. Parenthetical numbers after the star rating indicate the number of funds in the comparison group.

Fund	Category	Overall		3-year		5-year		10-year
Alternative Energy Fund	Equity Energy	1 (72 funds)	*	1 (72 funds)	*	N/A		N/A
Asia Focus Fund	Pacific/Asia Ex-Japan Stk	3 (60 funds)	***	3 (60 funds)	***	3 (42 funds)	***	3 (33 funds)	***
Asia Pacific Dividend Fund	Pacific/Asia Ex-Japan Stk	3 (60 funds)	***	3 (60 funds	***	N/A		N/A
China & Hong Kong Fund	Pacific/Asia Ex-Japan Stk	2 (63 funds)	**	3 (63 funds)	***	3 (48 funds)	***	1 (28 funds)	*
Global Energy Fund	Equity Energy	3 (72 funds)	***	4 (72 funds)	****	3 (52 funds)	***	N/A
Global Innovators Fund	Large Growth	3 (1,504 funds)	***	2 (1,504 funds)	**	4 (1,286 funds)	****	2 (787 funds)	**

©2011 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The Funds invest in foreign securities which involves greater volatility and political, economic and currency risks and differences in accounting methods. Non-diversified Funds' assets may be concentrated in fewer individual holdings than diversified funds. Therefore, these Funds are more exposed to individual stock volatility than diversified funds. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in distribution percentages.)

GUINNESS ATKINSON FUNDS

Expense Examples (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) redemption fees; and (2) ongoing costs, including advisory fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses

For each Fund, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid during Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Fund, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any redemption fees. Therefore, the second line for each Fund of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these redemption fees were included, your costs would have been higher.

	Beginning Account Value (07/01/10)	Ending Account Value (12/31/10)	Expenses Paid During Period* (07/01/10 to 12/31/10)	Expense Ratios During Period* (07/01/10 to 12/31/10)
Guinness Atkinson Alternative Energy Fund Actual	$1,000.00	$1,128.80	$9.55	1.78%
Guinness Atkinson Alternative Energy Fund Hypothetical (5% return before expenses)	$1,000.00	$1,016.23	$9.05	1.78%
Guinness Atkinson Asia Focus Fund Actual	$1,000.00	$1,350.60	$9.95	1.68%
Guinness Atkinson Asia Focus Fund Hypothetical (5% return before expenses)	$1,000.00	$1,016.74	$8.54	1.68%
Guinness Atkinson Asia Pacific Dividend Fund Actual	$1,000.00	$1,312.80	$11.54	1.98%†
Guinness Atkinson Asia Pacific Dividend Fund Hypothetical (5% return before expenses)	$1,000.00	$1,015.22	$10.06	1.98%†
Guinness Atkinson China & Hong Kong Fund Actual	$1,000.00	$1,271.00	$8.53	1.49%
Guinness Atkinson China & Hong Kong Fund Hypothetical (5% return before expenses)	$1,000.00	$1,017.69	$7.58	1.49%
Guinness Atkinson Global Energy Fund Actual	$1,000.00	$1,348.60	$7.87	1.33%
Guinness Atkinson Global Energy Fund Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$6.77	1.33%
Guinness Atkinson Global Innovators Fund Actual	$1,000.00	$1,304.00	$9.12	1.55%
Guinness Atkinson Global Innovators Fund Hypothetical (5% return before expenses)	$1,000.00	$1,017.29	$7.98	1.55%

*Expenses are equal to the Funds' annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year period (184), then divided by the number of days in the fiscal year (365) (to reflect the one-half year period).

†Net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Fund's actual expenses would have been higher.

ALTERNATIVE ENERGY FUND for the period ended December 31, 2010

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	1 Year (actual)	3 Years	Since inception March 31, 2006
Fund	-21.90%	-29.27%	-14.95%
Benchmark Index:
Wilderhill New Energy Global Innovation Index	-13.73%	-21.65%	-4.04%
Wilderhill Clean Energy Index	-4.75%	-28.05%	-14.41%
MSCI World Index	12.47%	-4.23%	1.82%

The Fund's gross expense ratio is 1.85% per the Summary Prospectus dated May 1, 2010. Guinness Atkinson Asset Management has contractually agreed to waive a portion of its advisory fees so that the Fund's ratio of expenses to average daily net assets will not exceed 1.98% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through at least June 30, 2011. To the extent that the Advisor waives fees it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com, or calling (800) 916-6566.

The Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect the 2% redemption fee on shares held less than 30 days. Total Returns for prior periods reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower.

The Guinness Atkinson Alternative Energy Fund was down -21.90% in 2010. This compared to a fall in the Wilderhill New Energy Global Innovation Index of -13.73% and in the Wilderhill Clean Energy Index of -4.75%. The alternative energy sector as a whole has underperformed the broad market and the overall energy sector as concerns over the economies in some of the important southern European markets and disappointment in the US alternative energy industry weighed on stock prices.

The main drivers of the fund's underperformance versus the two indices were the funds holdings in the wind sector and the fund's European solar holdings. The fund is overweight versus the indices in both wind and solar – we believe these sectors offer the best long term growth potential.

In the wind sector, the expected demand recovery has so far failed to materialise mainly due to low electricity prices. The US market has been particularly weak and while this was offset by strong growth in the Chinese market, a flat market in Europe created tough conditions for European turbine manufacturers. The fund's wind holdings underperformed the rest of the portfolio, with both the wind developers and wind turbine manufacturers hit hard by the slowdown in the wind market.

The fund's Asian solar holdings outperformed the European manufacturers and installers as solar modules have become increasingly commoditised, allowing the lower cost Asian manufacturers to gain market share. Earnings in the solar sector have recovered on stronger than expected demand from European markets, and many of the stocks are now attractively valued at single digit earnings multiples.

Stronger performance came from the fund's efficiency holdings, predominantly driven by the ground source heat pump installers and from the fund's hydro holding.

ALTERNATIVE ENERGY FUND

2.  Portfolio

Sector	% of Assets
Solar	50.81%
Wind	26.10%
Efficiency	12.61%
Geothermal	3.84%
Hydro	3.18%
Biomass Energy	2.03%
Cash	1.43%
100.00%
Domicile	% of Assets
Europe	42.00%
North America	35.04%
Asia	18.35%
Latin America	3.18%
Australasia	0.00%
Cash	1.43%
100.00%

*  region is as per company domicile.

The portfolio is quite concentrated in the wind and solar sectors, with 50.81% in solar and 26.10% in Wind. We believe these sectors have the best long-term growth potential of the alternative energy space.

Within the solar sector, most of our holdings have Asian manufacturing capabilities as this is essential for a competitive cost structure today. Further solar holdings are in leading installers with good exposure to the end market volume growth and we hold one company that manufactures inverters.

For our wind exposure we are invested in both turbine manufacturers and wind farm developers. In the long run we believe there are good potential returns both from owning wind assets and investing in the turbine value chain as the wind industry becomes more mainstream and as offshore wind gains traction.

Further investments are in a hydroelectric power producer in Latin America, two ground source heat pump companies and a Canadian independent power producer with the majority of its electricity being generated from biomass.

The Fund has 42.91% of its holdings in companies domiciled in Europe, reflecting the more mature European industry. North America accounts for 33.43% of the Fund of which 8.86% is in Canada. The Fund's 23.11% of emerging markets holdings is principally in Asia, with our investment in Chinese companies making up 16.01% of the Fund.

Mkt Cap $m	Positions	% of Assets
>1000	19	63.71%
500-1000	5	2.73%
250-500	3	50.21%
100-250	3	15.48%
50-100	0	9.22%
<50	3	1.74%

ALTERNATIVE ENERGY FUND

Position size	Positions	% of Assets
Full	28	92.44%
Half	2	4.40%
Research	3	1.74%

The liquidity of The Fund remains excellent, with 63.71% of The Fund in companies with a market capitalization over US$1,000 million. The Fund now has 28 full positions and 2 half positions.

3.  Activity

The fund uses a structure of 30 equally weighted holdings, a small number of which are split into two half holdings. The fund has also historically held a small number of research holdings. The fund has moved away from holding half-units in stocks in favour of holding full units in stocks and there has been a reduction in the number of research holdings. The fund will continue to hold around 30 equally weighted holdings.

The fund sold its holdings in Composite Technology, Innergex Renewable Energies and Energy Development Corporation and Clipper Windpower. The following research holdings were sold: Futurefuel, Geodynamics, Nevaro Capital and SAG Solarstrom. The key purchases during 2010 were Itron, a US based smart meter installer which is classified as an Efficiency holding and increasing the fund's holdings from half to full units in Renesola and LDK Solar, two Chinese solar wafer manufacturers.

4.  Outlook

In the solar sector we expect demand should continue to grow in 2011 which should allow continued reduction in module prices at a rate that is lower than the fall in manufacturing cost of the modules. The demand growth is expected to come from the US, China, Italy, France and Japan, complemented by an increasing number of countries implementing incentive schemes. This should lower the end market concentration risk for the industry which is today beholden to policy in a small handful of countries. This policy risk will eventually decrease even further as the levelised cost of solar power falls below retail electricity prices and economic incentives become less. We expect continued subsidy rationalisation in a number of important markets including Germany, Italy, France and Japan to continue to drive the industry forward.

The wind industry has seen a weak 2010, but pipelines for the turbine manufacturers are improving and we think there is a good chance of a growth in demand from the western world in 2011. Turbine prices have fallen, while technological development has improved the efficiency of turbines, both of which improves returns for developers and should stimulate demand in 2011. Furthermore, financing is likely to become more widely available over 2011 as the banks reopen their balance sheets and we expect higher natural gas prices and higher electricity prices over the course of 2011 as the economy recovers.

We are positioned for a pick up in the US housing market with our two ground source heatpump holdings. We think that ground source heatpumps will be involved in an increasing number of residential and commercial developments as it is a highly cost effective way of lowering energy consumption.

The fund has holdings in companies active in the geothermal, hydro and biomass sectors, all of which should stand to benefit from any increase in electricity prices. We think that the utilities will increase the rate of installation of smart-metering and that utilities will push forward plans for smart grid development, particularly in the form of transmission upgrades.

We believe the long term outlook for the sector remains positive and continues to improve as costs of alternative energy technologies become more competitive and global demand for energy continues to rise, pushing fossil fuel prices higher.

Edward Guinness

Matthew Page

ALTERNATIVE ENERGY FUND

The Fund invests in foreign securities which will involve political, economic and currency risks, greater volatility, and differences in accounting methods. The Fund is non-diversified meaning its assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. The Fund invests in smaller companies, which will involve additional risks such as limited liquidity and greater volatility.

The Wilderhill New Energy Global Innovation Index (NEX) is a modified dollar weighted index of publicly traded companies, which are active in renewable and low-carbon energy, and which stand to benefit from responses to climate change and energy security concern. The Wilderhill Clean Energy Index (ECO) is a modified equal dollar weighted index comprised of publicly traded companies whose businesses stand to benefit substantially from societal transition toward the use of cleaner energy and conservation. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 24 developed market country indices. These indices are unmanaged, not available for investment and do not incur expenses.

Please refer to the Schedule of Investments for details on fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Management for the period stated and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. Opinions, fund holdings and sector allocations are subject to change at any time are not recommendations to buy or sell any security.

ALTERNATIVE ENERGY FUND

Growth of $10,000

  Average Annual Total Return
  Periods Ended December 31, 2010

One Year	Since Inception (03/31/06)
(21.90)%	(14.95)%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. The Fund imposes a 2% redemption fee on shares held less than 30 days.

The Wilderhill New Energy Global Innovations Index (NEX) is a modified dollar weighted index of publicly traded companies, which are active in renewable and low-carbon energy, and which stand to benefit from responses to climate change and energy security concern. The Wilderhill Clean Energy Index (ECO) is a modified equal dollar weighted index comprised of publicly traded companies whose businesses stand to benefit substantially from societal transition toward the use of cleaner energy and conservation.

FUND HIGHLIGHTS at December 31, 2010
GUINNESS ATKINSON ALTERNATIVE ENERGY FUND

# of Holdings in Portfolio:	33
Portfolio Turnover:	24.7%
% of Stocks in Top 10:	37.3%
Fund Managers:
Edward Guinness
Matthew Page

Top 10 Holdings (% of net assets)		Sector Breakdown (% of Investments)
Renewable Energy Corp. ASA	4.1%	Solar	52.3%
Iberdrola Renovables SA	4.0%	Wind	29.3%
Ormat Technologies, Inc.	3.8%	Efficiency	10.3%
WaterFurnace Renewable Energy, Inc.	3.7%	Biomass Energy	3.3%
Itron, Inc.	3.7%	Hydro	2.7%
SunPower Corp.-Class B	3.7%	Geothermal	2.1%
First Solar, Inc.	3.6%
EDP Renovaveis SA	3.6%
Acciona SA	3.6%
LSB Industries, Inc.	3.5%

SCHEDULE OF INVESTMENTS
December 31, 2010

GUINNESS ATKINSON ALTERNATIVE ENERGY FUND

Shares	COMMON STOCKS: 98.6%	Value
Biomass: 2.0%
90,387	Boralex, Inc.*	$737,241
Efficiency: 12.6%
146,000	Applied Intellectual Capital Ltd.*†^	—
760,987	Carmanah Technologies Corp.*†	405,635
24,000	Itron, Inc.*	1,330,800
52,605	LSB Industries, Inc.*	1,276,197
4,445,888	Thermal Energy International, Inc.*†	201,212
53,700	WaterFurnace Renewable Energy, Inc.	1,337,774
		4,551,618
Geothermal: 3.8%
47,119	Ormat Technologies, Inc.	1,393,780
Hydro: 3.2%
69,453	Cia Energetica de Minas Gerais ADR	1,152,225
Solar: 50.9%
82,000	Canadian Solar, Inc.*	1,015,980
10,000	First Solar, Inc.*	1,301,400
158,300	JA Solar Holdings Co., Ltd.*	1,095,436
122,200	LDK Solar Co., Ltd. - ADR*	1,236,664
103,480	MEMC Electronic Materials, Inc.*	1,165,185
31,050	Phoenix Solar AG	983,370
1,561,801	PV Crystalox Solar PLC	1,266,194
105,400	Renesola Ltd. - ADR*	921,196
490,324	Renewable Energy Corp. ASA*	1,494,908
11,210	SMA Solar Technology AG	1,041,112
98,254	Solarworld AG	980,137
59,700	STR Holdings, Inc.*	1,194,000
107,020	SunPower Corp. - Class B *	1,328,118
135,191	Suntech Power Holdings Co., Ltd. - ADR*	1,082,880
50,400	Trina Solar Ltd. - ADR*	1,180,368
115,200	Yingli Green Energy Holding Co., Ltd. - ADR*	1,138,176
		18,425,124
Wind: 26.1%
18,200	Acciona SA	1,289,004
222,600	EDP Renovaveis SA*	1,290,094
152,219	Gamesa Corp Tecnologica SA*	1,161,887
297,200	Greentech Energy Systems*	857,812
1,313,600	Hansen Transmissions International NV*	1,198,092
409,000	Iberdrola Renovables SA	1,451,638
775,616	Theolia SA*	1,212,661
31,315	Vestas Wind Systems A/S*	988,620
		9,449,808
	Total Common Stocks (cost $49,077,197)	35,709,796

The accompanying notes are an integral part of these financial statements.

Value
Total Investments in Securities (cost $49,077,197): 98.6%	$35,709,796
Other Assets less Liabilities: 1.4%	493,349
Net Assets: 100%	$36,203,145

*  Non-income producing security.

†  Illiquid. Illiquid securities represent 1.7% of net assets.

^  Fair value under direction of the Board of Trustees. Fair valued securities represent 0.0% of net assets.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

ASIA FOCUS FUND for the period ended December 31, 2010

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	1 Year (actual)	3 Years	5 Years	10 Years
Fund	20.43%	-1.52%	13.68%	16.61%
Benchmark Index:
MSCI AC Far East Free Ex Japan	19.51%	0.06%	12.56%	9.84%
S&P 500	15.08%	-2.84%	2.29%	1.41%

The Fund's gross expense ratio is 1.68% per the Summary Prospectus dated May 1, 2010. Guinness Atkinson Asset Management has contractually agreed to waive a portion of its advisory fees so that the Fund's ratio of expenses to average daily net assets will not exceed 1.98% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through at least June 30, 2011. To the extent that the Advisor waives fees it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com, or calling (800) 916-6566.

The Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect the 2% redemption fee on shares held less than 30 days. Total Returns for prior periods reflect a fee waiver in effect and in the absence of this waiver, the total return would be lower.

The Fund ended the year ahead of its benchmark after a strong performance in the second half of the year offset a nervous first six months. External factors had a big influence, albeit short-lived on markets in the course of 2010. The main area of concern has been the Euro zone with debt crises in Ireland and Greece raising fears that these might spread to larger countries in the currency bloc. However, within Asia banking systems and national accounts remained in good health and as global concerns subsided, the region's stock markets rose once more.

Consumer confidence in Asia remained very positive during the year with strong retail sales in most countries, particularly car and vehicle sales which are good barometer of both consumer and industrial health. Strong economic growth numbers which were released in July and August were supported by good trade figures which gave stock markets extra impetus. Particular beneficiaries were markets in Korea and Taiwan in North Asia and Indonesia and Thailand in South-East Asia.

Export growth in the region remained much stronger during the year than many had expected. It had been thought that pressure on consumers in the US and Europe would have a dampening effect. However, demand remained strong for consumer electronics such as smart-phone handsets using the Android or the Windows 7 operating systems and tablet computers, like Apple's iPad. Flat screen televisions have also remained popular and while demand growth for the panels slowed later in the year, overall demand for components and finished products was still good.

The performance of the portfolio was helped by higher prices for oil, coal and metals which were driven by a combination of strong demand from China, improved prospects for economic recovery in the US and a weaker US Dollar following on from the Federal Reserve's loose monetary policy. However, rising soft commodity prices such as for cotton which reached record levels put pressure on textile manufacturers.

Food prices have also moved up sharply with weather conditions at the heart of the problem. Drought in Brazil has hit production of soy, which in turn has boosted the price of palm oil to benefit of producers in Indonesia and Malaysia, and drought in Russia and the Ukraine has meant poor grain harvests and sharply reduced export supply. In the meantime severe flooding has hit parts of Indonesia and Australia which has added to the disruption as well as claimed lives. Political upheaval has also had an impact in certain cases such as for the price of cocoa following the turmoil in Ivory Coast, which provides 43% of the world's supply.

The impact of higher commodity prices, especially food has been felt keenly in Asia where, in common with emerging markets generally, food accounts for a greater proportion of the consumer price inflation 'basket'. This has focused attention on the potential for an inflation problem building in Asia. China has been one of the most active in seeking to head off inflation by

ASIA FOCUS FUND

reducing the availability of money in the system but at the year's end Chinese and Hong Kong stocks saw muted performance as investors worried about more aggressive moves in coming months.

Political factors affecting market performance were most evident in Korea and Thailand. Tensions between North and South Korea have risen in recent months. We believe this has much to do with the transfer of power from an apparently ailing Kim Jong-Il to his son. The North Korean leadership is notoriously secretive but recent high-profile attacks on the South appear to be the product of a ferocious power struggle. In Thailand, the government's legitimacy is under constant challenge. The removal of the elected Prime Minister Thaksin Shinawatra in a coup, followed by elections in which his party was banned from participating was always going to cast a long shadow. However, Thailand's political scene has always been fluid since the advent of democracy in 1992 and companies have proved adept in navigating their way.

2.  Portfolio Position

At the country level the portfolio has significant exposure to China and Hong Kong and to Thailand and Indonesia. There is also material exposure to Korea and Taiwan although less than the benchmark weight. On a sector basis the big positions are in Energy, Industrials, Materials and Technology. Energy exposure is spread across China, Indonesia and Thailand; and it covers oil, coal, gas and manufacturers of equipment for the solar and wind power industries. The technology holdings are tilted heavily toward consumer electronics, especially phones, notebook computers and flat screen televisions and are held across Korea and Taiwan.

An additional point to highlight is the small position in banks, much less than the benchmark weight. This is a valuation issue rather than a fundamental one: Asian banks look very sound in terms of their margins, profits and asset quality but we believe the valuations of bank stocks adequately reflect this and that there are better investment opportunities elsewhere.

3.  Outlook

In the coming year we expect that further measures may need to be taken to combat inflationary pressures. While it seems probable to us that price pressures from food will subside we believe that underlying, or core, inflation will start to rise. The source of this inflation is likely to be the Federal Reserve in the US whose efforts to boost growth in the US through its program of Quantitative Easing could result in increasing flows of capital into higher return areas like Asia.

Central banks in the region are likely to face twin pressures of rising inflation and strengthening currencies against the Dollar. Increasing interest rates to try and curb inflation will drive currency appreciation further which will impact upon their export competitiveness. A stronger currency may have impact of dampening imported inflation on balance, significant currency strength is likely to be unwelcome.

Longer term, we believe Asia's best hope lies in the creation of a significant consumer sector. This has long been a stated aim but governments have never had much incentive to make the necessary reforms while exports have been such an effective growth driver. Lower cost countries like Indonesia and Vietnam are seeing lower-end manufacturing relocate away from China and in some cases higher-end electronics processing is also moving. If these countries follow the China model of industrialization then we can see a path toward rising incomes, higher personal spending and further engagement of the region into the global economy.

Edmund Harriss

The Fund invests in foreign securities which will involve political, economic and currency risks, greater volatility, and differences in accounting methods. The Fund is non-diversified meaning its assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. The Fund invests in smaller companies, which will involve additional risks such as limited liquidity and greater volatility.

The MSCI All Country Far East Free ex-Japan Index (MSCI AC Far East Free ex-Japan Index) is a free float-adjusted, capitalization-weighted index that is designed to measure equity market performance in the Asia region excluding Japan. The Standard & Poor's 500 Index is a market-capitalization weighted index composed of 500 widely held common stocks of U.S. companies. These indices are unmanaged, not available for investment and do not incur expenses.

Please refer to the Schedule of Investments for details on fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Management for the period stated and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. Opinions, fund holdings and sector allocations are subject to change at any time are not recommendations to buy or sell any security.

ASIA FOCUS FUND

Growth of $10,000

  Periods Ended December 31, 2010

One Year	Five Year	Ten Year
20.43%	13.68%	16.61%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. The Fund imposes a 2% redemption fee on shares held less than 30 days.

The MSCI All Country Far East Free ex-Japan Index (MSCI AC Far East Free ex-Japan Index) is a free float-adjusted, capitalization-weighted index that is designed to measure equity market performance in the Asia region excluding Japan. The index referenced in this chart is not available for investment and does not incur expenses.

FUND HIGHLIGHTS at December 31, 2010
GUINNESS ATKINSON ASIA FOCUS FUND

# of Holdings in Portfolio:	44
Portfolio Turnover:	25.4%
% of Stocks in Top 10:	35.4%
Fund Managers:
Edmund Harriss
James Weir

Top 10 Holdings (% of net assets)
HTC Corp.	4.8%	Jiangxi Copper Co., Ltd.-H Shares	3.4%
Hyundai Mobis	4.4%	Taiwan Semiconductor Manufacturing Co., Ltd.	3.2%
Weichai Power Co., Ltd.-H Shares	3.8%	PetroChina Co., Ltd.-H Shares	3.0%
Dongfang Electric Corp. Ltd.-H Shares	3.8%	Yanzhou Coal Mining Co., Ltd.-H Shares	2.9%
Samsung Electronics Co., Ltd.	3.4%	Straits Asia Resources Ltd.	2.7%
Sector Breakdown (% of Investments)
Coal	9.6%	Computers-Peripheral Equipment	2.2%
Auto/Truck Parts & Equipment	8.3%	Engineering/R&D Services	2.1%
Computers	7.4%	Diversified Manufactured Operations	2.1%
Oil Company-Exploration & Production	7.3%	Building Products	2.1%
Oil Company-Integrated	5.3%	Agricultural Operations	2.1%
Semiconductor Components-Integrated Circuits	5.2%	Telecommunication Services	2.1%
Metal-Copper	5.1%	Commercial Banks	2.1%
Steel-Producers	4.0%	Enterprise Software/Services	2.0%
Energy-Alternate Sources	3.8%	Non-Ferrous Metals	1.8%
Power Conversion/Supply Equipment	3.8%	Cellular Telecommunications	1.7%
Electronic Components-Semiconductor	3.5%	Web Portals/ISP	1.7%
Electric-Generation	3.3%	Public Thoroughfares	1.6%
Transportation-Marine	2.8%	Retail-Apparel	1.1%
Chemicals-Other	2.7%	Machinery-General Industry	0.6%
Auto-Cars/Light Trucks	2.6%	Metal Processors & Fabricators	0.0%

SCHEDULE OF INVESTMENTS
December 31, 2010

GUINNESS ATKINSON ASIA FOCUS FUND

Shares	COMMON STOCKS: 99.3%	Value
China: 35.7%
816,000	Angang Steel Co., Ltd. - H Shares	$1,249,280
279,000	China Shenhua Energy Co., Ltd. - H Shares	1,170,158
774,000	China Shipping Development Co., Ltd. - H Shares	1,031,628
490,000	Dongfang Electric Corp. Ltd. - H Shares	2,427,053
1,174,636	Guangzhou Automobile Group Co., Ltd. - H Shares	1,620,021
794,000	iShares FTSE A50 China Index ETF	1,301,405
168,300	JA Solar Holdings Co., Ltd. - ADR*	1,164,636
670,000	Jiangxi Copper Co., Ltd. - H Shares	2,202,360
1,490,000	PetroChina Co., Ltd. - H Shares	1,947,612
1,714,000	Shenzhen Expressway Co., Ltd. - H Shares	1,016,563
16,650	Sohu.com Inc.*	1,057,109
54,000	Trina Solar Ltd. - ADR*	1,264,680
396,000	Weichai Power Co., Ltd. - H Shares	2,437,809
498,000	Xinjiang Goldwind Science & Technology Co., Ltd.*	1,031,520
616,800	Yanzhou Coal Mining Co., Ltd. - H Shares	1,884,649
		22,806,483
Hong Kong: 16.5%
618,000	Chen Hsong Holdings	357,786
1,671,000	China Liansu Group Holdings Ltd.*	1,345,778
110,500	China Mobile Ltd.	1,097,494
715,000	CNOOC Ltd.	1,696,248
140,970	Esprit Holdings Ltd.	671,044
129,266	HSBC Holdings PLC	1,325,455
286,000	Kingboard Chemical Holdings Ltd.	1,712,806
1,048,000	Kunlun Energy Co., Ltd.	1,626,040
1,099,000	Pacific Basin Shipping Ltd.	730,989
		10,563,640
Indonesia: 5.9%
9,057,000	Borneo Lumbung Energi & Metal Tbk PT*	1,346,990
225,000	Indo Tambangraya Megah PT	1,267,342
2,111,000	International Nickel Indonesia Tbk PT	1,142,189
		3,756,521
Malaysia: 2.1%
166,700	DiGi.Com Bhd	1,329,924
Singapore: 4.8%
610,000	Indofood Agri Resources Ltd.*	1,330,892
901,000	Straits Asia Resources Ltd.	1,748,151
		3,079,043
South Korea: 12.0%
11,255	Hyundai Mobis	2,821,436
3,055	POSCO	1,310,939
2,635	Samsung Electronics Co., Ltd.	2,203,379
8,000	Samsung Engineering Co., Ltd.	1,353,423
		7,689,177

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 99.3% (Continued)	Value
Taiwan: 14.8%
98,487	HTC Corp.	$3,040,087
1,034,144	Lite-On Technology Corp.	1,422,296
407,000	Novatek Microelectronics Corp. Ltd.	1,312,160
2	Shin Zu Shing Co., Ltd.	5
830,000	Taiwan Semiconductor Manufacturing Co., Ltd.	2,021,162
822,257	Wistron Corp.	1,675,169
		9,470,879
Thailand: 7.5%
234,500	Electricity Generating PCL/Foreign	820,692
814,000	Glow Energy PCL/Foreign	1,275,883
239,000	PTT Exploration & Production PCL/Foreign	1,331,962
130,700	PTT PCL/Foreign	1,387,427
		4,815,964
	Total Common Stocks (cost $44,892,660)	63,511,631
	Total Investments in Securities (cost $44,892,660): 99.3%	63,511,631
	Other Assets less Liabilities: 0.7%	446,958
	Net Assets: 100%	$63,958,589

* Non-income producing security.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

ASIA PACIFIC DIVIDEND FUND for the period ended December 31, 2010

1.  Performance

ANNUALIZED TOTAL RETURNS

	1 Year (actual)	3 Years	Since inception March 31, 2006
Fund	23.65%	-0.55%	6.91%
Benchmark Index:
MSCI Pacific Ex Japan	18.50%	0.54%	11.72%
S&P 500	15.08%	-2.84%	1.53%

The Fund's gross expense ratio is 2.93% per the Summary Prospectus dated May 1, 2010. Guinness Atkinson Asset Management has contractually agreed to waive a portion of its advisory fees so that the Fund's ratio of expenses to average daily net assets will not exceed 1.98% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through at least June 30, 2011. To the extent that the Advisor waives fees it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com, or calling (800) 916-6566.

The Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect the 2% redemption fee on shares held less than 30 days. Total Returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower.

2010 was a reasonable year for the Fund, which returned 23.65% compared to a benchmark return of 18.50%.

Asian economies continued to grow well in 2010, with most countries growing output at or above their medium-term trend rates. This remains at odds with the situation in the developed world, where economic growth has been slow to recover from the financial crisis of 2008. Given economic growth has continued to be healthy in Asia, the central investor concern in 2010 was inflation, with policymakers trying to balance growth with price increases. This has led to concerns amongst investors that inflation may accelerate too quickly in some Asian nations, with a consequent impairment to consumers' spending power. The interplay between economic growth and inflation could dominate Asian investment views in 2011, as it did for some nations in 2010.

China led the way in Asia in imposing monetary controls during 2010, as it was the first to see that the high loan growth and negative real interest rates it had used to stimulate economic activity after the financial crisis was leading to unintended consequences. Specifically, prices in some parts of the Chinese property market began to run up quickly from the end of 2009, and by the end of the first quarter of 2010 this market looked to have the potential for an asset price bubble. Although the focus of the price increases was in luxury accommodation in first tier cities, and not representative of the experience of the majority of Chinese households, the Government and Central bank were compelled to act swiftly and firmly on property inflation. To that end, new loan volumes have been restricted by monthly targets, the banks' balance sheets have been pressurised by being forced to set aside more capital as reserves, and interest rates have been increased. We had hoped that this process of monetary tightening might be finishing by the end of 2010, but there is little indication this is the case. There is a time lag between the imposition of monetary policy and its effect, and so there is potential for the tightening to overshoot and to slow Chinese economic growth, but underlying growth seems to be still strong. Instead, the Chinese Government has now turned its attention to the supply side of the property market, and is helping developers to build affordable housing to keep prices under control.

The decent economic growth in China was mirrored elsewhere in the region, with the South Asian nations which have good domestic demand performing best. It became clear last year that China is at the centre of a burgeoning regional trading web, which is not necessarily dependent on exports to the developed world to prosper. Indeed, although economic growth in some Asian nations slowed slightly in the second half of the year, this seemed to be more to do with monetary tightening in China, than with a further slowdown in developed world demand. Countries which are strongly led by exports, such as South Korea and Taiwan, had relatively good years in terms of economic growth in 2010, although corporate earnings growth was patchy. In South Korea,

ASIA PACIFIC DIVIDEND FUND

the automotive sector grew well in 2010, mainly due to improving Chinese demand, although shipbuilding remained weak for most of the year. The electronics industry in Taiwan grew well in the areas of mobile phone handsets and TFT-LCD panels, but as demand in China slowed for displays, so the TFT-LCD industry began to slowdown.

Developed world demand remained anaemic in most sectors in 2010, and there were a number of sovereign debt crises which emphasised the fragile nature of the recovery, particularly in Europe. Greece and Ireland were both forced by the markets to take additional financing from the European Union in 2010, and some other nations, such as Spain and Portugal, remain under pressure.

Considering the dividend yields on offer in Asia in 2010, there has been an interplay between the overall price rise in the equity market, which has compressed the dividend yield, and the dividend payout ratios used by many firms in Asia, which should increase the absolute size of payouts when earnings rise. Earnings growth was reasonable in 2010 in Asia, as firms become more confident on economic conditions, we may see some firms increase the proportion of earnings they payout as dividends for the coming year. However, we feel there could be further upside for dividends, as many of the deep cyclical stocks such as energy, petrochemical and materials suppliers have so far not improved dividends since the financial crisis. These firms tend to pay good dividends when earnings are good, but in a downcycle may pay no dividend at all. As energy and materials prices have recovered in recent quarters, earnings at related firms are now recovering, and we believe dividends may well improve in 2011 and 2012 as a result. The other deep cyclical sector which tends to pay good dividends in Asia is shipping, but this sector is behind the curve in terms of earnings recovery, and payouts for this sector may not recover in 2011.

2.  Portfolio Position

The portfolio positioning is predominately an outcome of our stock selection, and is built from the bottom up, rather than as a deviation from the benchmark. Although we are aware of the benchmark, this does not influence our asset allocation strategy, as we look for the most appropriate stocks for the portfolio.

The Fund remains well overweight in China, Hong Kong, Taiwan and Thailand, where there appear to be stocks with a good combination of value and dividend yield. Less favored markets include South Korea, where there is some value, but attractive dividend yields are difficult to find, and Australia, which offers some good dividends, but struggles to offer value. Given Australia is a developed market, there is also often less earnings growth for firms there compared to the growth rates on offer from firms elsewhere in Asia.

By sector, we have remained well underweight in financial stocks, such as banks and insurance companies, as these tend to suffer as their margins become compressed when interest rates rise. We are also underweight in the real estate sector, and in the deep cyclical sector of industrials.

The Fund's largest overweight is in Information Technology, which is mainly due to the attractive combination of value, earnings growth and dividend yields on offer by Taiwanese technology firms. Taiwan is home to many of the world's largest makers of electronics products, and these stocks have been under pressure since 2008, although their underlying earnings have already recovered. The next most significant overweight is in the Utilities sector, which traditionally offers good dividend yields due to its ability to generate repeatable cashflows.

3.  Outlook

Economic growth in Asia should continue to be reasonable during 2011, but inflation could be a major issue this year. The emphasis of inflation is beginning to shift away from domestically-induced inflation, towards imported inflation due to rising commodity prices. This is something of a 'chicken and egg' situation, as economic growth in Asia increases demand for basic materials, which can drive commodity prices higher. This should be okay as long as there is an appropriate supply response, even if after some time lag. However, there have been supply disruptions due to natural events in some key commodities, such as coal, cotton and some foodstuffs, which have begun to spill-over to inflation more broadly. This is against the backdrop of accommodative monetary policies in the developed world, which some believe is attracting investors' capital into commodities and putting further pressure on prices to rise. The price increases in foodstuffs is a particular issue for emerging markets, such as some in Asia, as food can make up a bigger proportion of household costs than in the developed world.

Even if there is some slowdown in economic growth in Asia, corporate earnings growth may continue to improve this year. Depending on their position in the supply chain, some firms can benefit from an environment of rising prices generally, as long as we are careful to ensure that their selling prices are not restricted by regulation or market distortions, and that they are able to

ASIA PACIFIC DIVIDEND FUND

pass-through input cost increases. An environment of rising prices may also put pressure on wages to rise in 2011, which could further pressure corporate margins. However, the ultimate aim should be to look for countries where the wage increases pass-through to rising household incomes, as this indicates that people's standard of living is able to improve, and that consumption may be able to rise.

Looking ahead to the potential dividends in Asia in 2011, in our view Asian firms remain well capitalised and have a good ability to pay dividends. Some sectors are clearly more attractive than others, and we think Asian technology firms could offer attractive dividend yields, particularly if the momentum from reasonable end of year retail sales in the US continues into the new year. There should also be some decent dividend yields on offer from Asian telecoms operators in 2011. This sector has been out of favour for most of 2010, but telecoms, particularly in South Asia, continue to generate good cashflows and still offer some value. There should also be better yields in the materials and energy stocks which benefit from increased commodity prices.

Edmund Harriss  James Weir

The Fund invests in foreign securities which will involve political, economic and currency risks, greater volatility, and differences in accounting methods. The Fund is non-diversified meaning its assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. The Fund invests in smaller companies, which will involve additional risks such as limited liquidity and greater volatility.

The MSCI Pacific ex-Japan Index is a free float-adjusted, capitalization-weighted index that is designed to measure equity market performance in the Pacific region including Japan. The Standard & Poor's 500 Index is a market-capitalization weighted index composed of 500 widely held common stocks of U.S. companies. These indices are unmanaged, not available for investment and do not incur expenses.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Please refer to the Schedule of Investments for details on fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Management for the period stated and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. Opinions, fund holdings and sector allocations are subject to change at any time are not recommendations to buy or sell any security.

ASIA PACIFIC DIVIDEND FUND

Growth of $10,000

  Average Annual Total Return
  Periods Ended December 31, 2010

One Year	Since Inception (03/31/06)
23.65%	6.91%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. The Fund imposes a 2% redemption fee on shares held less than 30 days.

The MSCI All Country Pacific Free ex-Japan Index (MSCI AC Pacific ex-Japan Index) is a free float-adjusted, capitalization-weighted index that is designed to measure equity market performance in the Pacific region including Japan.

FUND HIGHLIGHTS at December 31, 2010
GUINNESS ATKINSON ASIA PACIFIC DIVIDEND FUND

# of Holdings in Portfolio:	33
Portfolio Turnover:	27.2%
% of Stocks in Top 10:	40.4%
Fund Managers:
Edmund Harriss
James Weir

Top 10 Holdings (% of net assets)
HTC Corp.	5.3%	Yanzhou Coal Mining Co., Ltd.-H shares	3.7%
St Shine Optical Co., Ltd.	5.0%	Taiwan Semiconductor Manufacturing Co., Ltd.	3.5%
Incitec Pivot Ltd.	4.5%	Lite-On Technology Corp.	3.4%
BOC Hong Kong Holdings Ltd.	4.4%	VTech Holdings Ltd.	3.4%
PTT PCL/Foreign	4.0%	POSCO	3.2%
Sector Breakdown (% of Investments)
Commercial Banks	10.2%	Tobacco	3.2%
Computers	8.5%	Electric-Integrated	3.1%
Oil Company-Integrated	7.2%	Petrochemicals	3.0%
Coal	6.4%	Auto/Truck Parts & Equipment	3.0%
Transportation-Marine	6.0%	Electronic Component-Miscellaneous	2.7%
Semiconductor Components-Integrated Circuits	5.8%	Food-Meat Products	2.4%
Steel-Producers	5.7%	Textile Products	2.4%
Telecommunication Services	5.5%	Chemicals-Plastics	2.4%
Optical Supplies	5.1%	Retail-Apparel	2.3%
Agricultural Chemicals	4.6%	Electric-Generation	1.9%
Computers-Peripheral Equipment	3.4%	Public Thoroughfares	1.8%
Telecommunication Equipment	3.4%

SCHEDULE OF INVESTMENTS
December 31, 2010

GUINNESS ATKINSON ASIA PACIFIC DIVIDEND FUND

Shares	COMMON STOCKS: 98.3%	Value
Australia: 4.5%
73,806	Incitec Pivot Ltd.	$298,935
China: 15.7%
107,801	Angang Steel Co., Ltd. - H Shares	165,041
90,000	China Shipping Development Co., Ltd. - H Shares	119,957
241,000	Pacific Textile Holdings Ltd.	157,198
265,000	People's Food Holdings Ltd.	157,965
1,560	PetroChina Co., Ltd. - ADR	205,125
80,000	Yanzhou Coal Mining Co., Ltd. - H Shares	244,442
		1,049,728
Hong Kong: 17.8%
86,500	BOC Hong Kong Holdings Ltd.	294,350
25,000	CLP Holdings Ltd.	202,951
30,988	Esprit Holdings Ltd.	147,509
3,924	HSBC Holdings PLC - ADR	200,281
172,300	Pacific Basin Shipping Ltd.	114,604
19,000	VTech Holdings Ltd.	223,542
		1,183,237
Indonesia: 5.0%
30,500	Indo Tambangraya Megah PT	171,795
179,500	Telekomunikasi Indonesia Tbk PT	158,383
		330,178
Malaysia: 3.1%
25,600	DiGi.Com Bhd	204,235
Singapore: 2.6%
12,000	United Overseas Bank Ltd.	170,180
South Korea: 8.0%
3,620	KT&G Corp	206,374
490	POSCO	210,265
6,230	Woongjin Thinkbig Co., Ltd.	119,671
		536,310
Taiwan: 25.4%
155,394	Compal Electronics, Inc.	205,991
73,400	Depo Auto Parts Ind Co., Ltd.	194,851
11,385	HTC Corp.	351,431
163,814	Lite-On Technology Corp.	225,299
47,000	Novatek Microelectronics Corp. Ltd.	151,527
25,000	St Shine Optical Co., Ltd.	332,687
95,000	Taiwan Semiconductor Manufacturing Co., Ltd.	231,338
		1,693,124

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 98.3% (Continued)	Value
Thailand: 16.2%
151,400	Delta Electronics Thai PCL/Foreign	$175,784
80,200	Glow Energy PCL/Foreign	125,707
40,900	PTT Chemical PCL/Foreign	199,446
25,100	PTT PCL/Foreign	266,446
152,100	Thai Plastic & Chemical PCL/Foreign	155,153
760,600	Thai Tap Water Supply PCL/Foreign	160,219
		1,082,755
	Total Common Stocks (cost $5,290,654)	6,548,682
	Total Investments in Securities (cost $5,290,654): 98.3%	6,548,682
	Other Assets less Liabilities: 1.7%	114,294
	Net Assets: 100%	$6,662,976

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

CHINA & HONG KONG FUND for the period ended December 31, 2010

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	1 Year (actual)	3 Years	5 Years	10 Years
Fund	15.38%	0.42%	18.47%	11.90%
Benchmark Index:
Hang Seng Composite	9.00%	-3.06%	14.20%	6.66%
Hang Seng	8.28%	-2.95%	12.57%	7.87%
S&P 500	15.08%	-2.84%	2.29%	1.41%

The Fund's gross expense ratio is 1.58% per the Summary Prospectus dated May 1, 2010. Guinness Atkinson Asset Management has contractually agreed to waive a portion of its advisory fees so that the Fund's ratio of expenses to average daily net assets will not exceed 1.98% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through at least June 30, 2011. To the extent that the Advisor waives fees it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com, or calling (800) 916-6566.

The Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect the 2% redemption fee on shares held less than 30 days. Total Returns for prior periods reflect a fee waiver in effect and in the absence of this waiver, the total return would be lower.

The Fund ended the year 6% ahead of its benchmark, the Hang Seng Composite index with the third quarter being the strongest period. The performance faded and gains muted at the end of the year as inflation concerns, and likely responses to them, mounted.

This year has been characterized by changes in government administrative and monetary policy to address some of the issues created by economic stimulus package of 2008/9 which was accompanied by significant expansion of bank lending. One of the highest profile beneficiaries of easy money was the real estate sector where prices of both property and undeveloped land soaring in China's major cities. This prompted a series of moves targeting the sector to restrain lending, to increase transaction taxes and enforce rules on developers to make down-payments on new land acquisitions, as mandated.

External factors also had an impact not least fears of a crisis in the Euro Zone which hurt all equity markets, although the impact on them has been short-lived. The Euro area has now become China's largest export destination and expectations were that China's export growth would slow into the end of the year. In the event, growth was much stronger than expected reflecting we believe, China's strong position in the global production chain and the continuing strong demand in developed market for consumer electronics and smaller ticket items.

Hong Kong has felt the effects of loose US monetary policy and low interest rates as residential property prices have risen. The Hong Kong Financial Secretary has reiterated warnings that interest rates are 'abnormally low'. At the same time banks are competing more aggressively in the mortgage market which prompted real estate tightening measures similar to those already in place in the Mainland.

Capital markets activity in Hong Kong has been strong again this year with the listing of Agricultural Bank of China and AIG's Asian arm AIA leading the way. In all, 113 new companies were listed raising $57 billion compared to $32 billion in 2009. By comparison 99 new companies listed on NYSE Euronext, including 22 Chinese companies, raising $39.1 billion. During 2010 companies raised a total of $110 billion through the Hong Kong Stock Exchange which we believe cements its place as a significant capital market.

2.  Portfolio Position

The portfolio is weighted toward industrials, energy, technology and materials; it is tilted away from financials, real estate, utilities telecoms. Approximately 80% of the portfolio is invested in companies based in Mainland china and 20% in Hong Kong

CHINA & HONG KONG FUND

companies. The portfolio's energy exposure is primarily to oil and coal but also has a significant weighting toward alternative energy through holdings in solar and wind component manufacturers, an area where china is building a competence. Industrial exposure is heavily biased toward vehicle manufacture, both diesel engines for trucks and auto makers. The positioning reflects our belief that domestic growth in China remains well supported and that confidence amongst businesses and consumers is still high. Government policy still retains a growth bias; in spite of moves to restrain credit expansion monetary policy is still accommodating. At the same we believe that exports could come under pressure if consumer confidence in the US and the Euro zone its major trading partners, deteriorates in coming months.

3.  Outlook

We expect inflation concerns to remain heightened and that liquidity tightening measures will continue for a while. As it stands, economic growth still seems relatively robust in China is likely to be over 9% in 2011. Policy is being shaped by the need to rebalance the economy away from too heavy reliance on investment to promote broader consumption; and it is being shaped to engage a wider geographical area in economic growth rather than having it concentrated in the coastal areas. China's Go West policy includes investment in agriculture, infrastructure and consumer subsidies to boost rural incomes and make these areas more attractive for companies to re-locate.

Efforts are also being made to promote consumer spending both by increasing disposable income and by encouraging a reduction in precautionary savings. Rising wages have been mandated at the minimum level and the government is happy to market forces to determine appropriate wage levels above the minimum. Administrative changes including labor law and welfare provision seek to improve the sense of job and financial security. Discussions are also underway to introduce flexibility in pension portability and the system of residence permits.

We expect therefore, that aggregate economic growth in China must surely slow over time but that even in twenty years time, we believe it will still be one of the world's high growth areas. We also expect that this growth will be driven by greater numbers of people, that household formations and household income will be more significant features of this growth rather than the investment bias of today. We believe that this growth will be accompanied by more deregulation in the long term in the financial markets, in the banking sector and in the currency not least because a consumer-led economy will demand greater financial flexibility.

There has been nothing static about China's structure over the last thirty years and we expect that China's economic and social structure (and ultimately its political structure) will by necessity continue to evolve. For investors, we believe that a realistic view needs to be taken. The China opportunity is a real life-changing event for all of us that will likely be punctuated by periods of uncertainty and doubt followed by optimism and ebullience.

Edmund Harriss

The Fund invests in foreign securities which will involve political, economic and currency risks, greater volatility, and differences in accounting methods. The Fund is non-diversified meaning its assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. The Fund invests in smaller companies, which will involve additional risks such as limited liquidity and greater volatility.

The Hang Seng Composite Index is a market-capitalization weighted index that comprises the top 200 companies listed on the Hong Kong Stock Exchange, based on the average market-capitalization for the past twelve months. The Hang Seng Composite Index commenced on January 3, 2000 and therefore does not have returns since the Fund's inception. The Hang Seng Index is a barometer of the Hong Kong Stock Market whose aggregate market capitalization accounts for about 70% of the total market-capitalization of the Stock Exchange of Hong Kong Limited. The Standard & Poor's 500 Index is a market-capitalization weighted index composed of 500 widely held common stocks of U.S. companies. These indices are unmanaged, not available for investment and do not incur expenses.

Please refer to the Schedule of Investments for details on fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Management for the period stated and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. Opinions, fund holdings and sector allocations are subject to change at any time are not recommendations to buy or sell any security.

CHINA & HONG KONG FUND

Growth of $10,000

  Average Annual Total Return
  Periods Ended December 31, 2010

One Year	Five Year	Ten Year
15.38%	18.47%	11.90%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. The Fund imposes a 2% redemption fee on shares held less than 30 days.

The Hang Seng Composite Index is a market-capitalization weighted index that comprises the top 200 companies listed on the Hong Kong Stock Exchange, based on the average market capitalization for the past twelve months. The Fund changed its benchmark from the Hang Seng to the Hang Seng Composite Index to more accurately reflect the market sectors in which the Fund invests. The Hang Seng Composite Index commenced on 01/31/00. The index referenced in this chart is not available for investment and does not incur expenses.

FUND HIGHLIGHTS at December 31, 2010
GUINNESS ATKINSON CHINA & HONG KONG FUND

# of Holdings in Portfolio:	41
Portfolio Turnover:	32.4%
% of Stocks in Top 10:	38.4%
Fund Managers:
Edmund Harriss
James Weir

Top 10 Holdings (% of net assets)
Weichai Power Co., Ltd.-H Shares	5.7%	Jiangxi Copper Co., Ltd.-H Shares	3.5%
Dongfang Electric Corp., Ltd.-H Shares	4.5%	BOC Hong Kong Holdings Ltd.	3.4%
Yanzhou Coal Mining Co., Ltd.-H Shares	4.3%	Kunlun Energy Co., Ltd.	3.2%
CNOOC Ltd.	4.1%	PetroChina Co., Ltd.-H Shares	3.2%
Soho China Ltd.	3.7%	iShares FTSE A50 China Index ETF	2.8%
Sector Breakdown (% of Investments)
Commercial Banks	12.9%	Telecommunication Equipment	2.7%
Energy-Alternate Sources	8.5%	Airlines	2.6%
Oil & Gas-Exploration & Production	7.4%	Gas-Distribution	2.5%
Coal	5.9%	Computers	2.5%
Auto/Truck Parts & Equipment	5.7%	Cellular Telecommunications	2.5%
Auto-Cars/Light Trucks	5.3%	Real Estate Management/Service	2.5%
Power Conversion/Supply Equipment	4.5%	Internet Application Software	2.5%
Real Estate	3.7%	Building Products	2.2%
Metal-Copper	3.5%	Distribution/Wholesale	2.2%
Web Portals/ISP	3.4%	Electronic Components-Semiconductor	1.9%
Transportation-Marine	3.3%	Steel-Producers	1.8%
Oil-Integrated	3.2%	Public Thoroughfares	1.2%
Exchange Traded Funds	2.8%	Retail-Apparel	1.0%
Chemicals-Other	2.8%	Machinery-General Industries	0.8%

SCHEDULE OF INVESTMENTS
December 31, 2010

GUINNESS ATKINSON CHINA & HONG KONG FUND

Shares	COMMON STOCKS: 99.9%	Value
Airlines: 2.6%
2,312,000	Cathay Pacific Airways Ltd.	$6,380,249
Auto/Truck Parts & Equipment: 5.7%
2,234,600	Weichai Power Co., Ltd. - H Shares	13,756,383
Auto – Cars/Light Trucks: 5.3%
3,878,000	Dongfeng Motor Group Co., Ltd. - H Shares	6,685,519
4,463,078	Guangzhou Automobile Group Co. Ltd. - H Shares	6,155,336
		12,840,855
Building Products: 2.2%
6,705,000	China Liansu Group Holdings Ltd.*	5,400,023
Cellular Telecommunications: 2.5%
601,000	China Mobile Ltd.	5,969,175
Chemicals – Other: 2.8%
1,142,000	Kingboard Chemical Holdings Ltd.	6,839,247
Coal: 5.9%
2,390,000	China Coal Energy Co. - H Shares	3,732,837
3,432,200	Yanzhou Coal Mining Co., Ltd. - H Shares	10,487,180
		14,220,017
Commercial Banks: 12.9%
2,409,000	BOC Hong Kong Holdings Ltd.	8,197,567
7,358,670	China Construction Bank Corp. - H Shares	6,598,643
216,481	Dah Sing Financial Holdings Ltd.	1,416,228
597,891	HSBC Holdings PLC	6,130,598
8,569,330	Industrial & Commercial Bank of China - H Shares	6,383,339
190,400	Wing Hang Bank Ltd.	2,633,285
		31,359,660
Computers: 2.5%
9,368,000	Lenovo Group Ltd.	6,002,038
Distribution/Wholesale: 2.2%
2,867,000	Digital China Holdings Ltd.	5,363,084
Energy – Alternate Sources: 8.5%
861,000	JA Solar Holdings Co. Ltd. - ADR*	5,958,120
513,800	Renesola Ltd. - ADR*	4,490,612
266,500	Trina Solar Ltd. - ADR*	6,241,430
1,955,000	Xinjiang Goldwind Science & Technology Co. Ltd. - H Shares*	4,049,442
		20,739,604
Exchange Traded Funds (ETFs): 2.8%
4,188,000	iShares FTSE A50 China Index ETF	6,864,337
Gas – Distribution: 2.5%
994,000	Beijing Enterprises Holdings Ltd.	6,163,905

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 99.9% (Continued)	Value
Internet Application Software: 2.4%
273,000	Tencent Holdings Ltd.	$5,932,187
Machinery – General Industries: 0.8%
3,510,000	Chen Hsong Holdings	2,032,086
Metal – Copper: 3.5%
2,589,000	Jiangxi Copper Co., Ltd. - H Shares	8,510,312
Oil – Integrated: 3.2%
5,866,000	PetroChina Co., Ltd. - H Shares	7,667,579
Oil & Gas-Exploration & Production: 7.4%
4,226,000	CNOOC Ltd.	10,025,659
5,060,000	Kunlun Energy Co., Ltd.	7,850,916
		17,876,575
Power Conversion/Supply Equipment: 4.5%
2,219,000	Dongfang Electric Corp., Ltd. - H Shares	10,991,084
Public Thoroughfares: 1.2%
4,944,000	Shenzhen Expressway Co., Ltd. - H Shares	2,932,256
Real Estate: 3.7%
12,153,000	Soho China Ltd.	9,037,199
Real Estate Management/Service: 2.5%
7,255,000	Midland Holdings Ltd.	5,954,984
Retail – Apparel: 1.0%
442,695	Esprit Holdings Ltd.	2,107,312
698,000	Glorious Sun Enterprises Ltd.	322,383
		2,429,695
Steel – Producers: 1.8%
2,789,000	Angang Steel Co Ltd. - H Shares	4,269,903
Telecommunication Equipment: 2.7%
561,000	VTech Holdings Ltd.	6,600,382
Transportation – Marine: 3.3%
3,886,000	China Shipping Development Co., Ltd. - H Shares	5,179,467
4,294,000	Pacific Basin Shipping Ltd.	2,856,111
		8,035,578
Web Portals/ISP: 3.5%
105,040	Netease.com - ADR*	3,797,196
70,500	Sohu.com Inc.*	4,476,045
		8,273,241
	Total Common Stocks (costs $156,647,208)	242,441,638
	Total Investments in Securities (costs $156,647,208): 99.9%	242,441,638
	Other Assets less Liabilities: 0.1%	359,892
	Net Assets: 100%	$242,801,530

* Non-income producing security.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

GLOBAL ENERGY FUND for the period ended December 31, 2010

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	1 Year (actual)	5 Years	Since inception June 30, 2004
Fund	16.63%	8.11%	18.12%
Benchmark Index:
S&P 500	15.08%	2.29%	3.61%
MSCI World Energy Index	12.79%	6.69%	12.07%

The Fund's gross expense ratio is 1.42% per the Summary Prospectus dated May 1, 2010. Guinness Atkinson Asset Management has contractually agreed to waive a portion of its advisory fees so that the Fund's ratio of expenses to average daily net assets will not exceed 1.45% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through at least June 30, 2011. To the extent that the Advisor waives fees it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com, or calling (800) 916-6566.

The Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect the 2% redemption fee on shares held less than 30 days. Total Returns for prior periods reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower.

The Global Energy Fund in 2010 produced a total return of 16.63%. This compares favourably to the price return of the Morgan Stanley Capital International World Energy Index of 12.79%, and the S&P 500's total return of 15.08%.

The star performers over the year were spread across the different sectors. The best Exploration and Production stocks in the US were Forest Oil (up 71%) and Newfield Exploration (up 50%), with Bill Barrett also up 32%. Afren, a West African E&P stock, was up 69%. Amongst our service stocks the best performers were Patterson-UTI (up 40%) and Halliburton (up 36%). Our only pure refining stock, Valero, was also up 38%. The worst performing holdings were our European Integrated holdings: BP (down 25%), Total (down 17%), and ENI (down 14%). The other notable underperformer was deepwater driller Transocean which suffered post-Macondo and was down 16% for the year.

2.  Activity

Portfolio activity over the first quarter was restricted to one change. In February we sold our position in Imperial Oil. The stock had served us well as a relatively defensive oil sands position, but had reached a valuation at which we felt there were better opportunities elsewhere. In its place we increased our positions in JKX Oil & Gas, Gazprom and Dragon Oil so that we now have a half unit in each. We originally established smaller positions in JKX and Gazprom in November 2009, and had bought back some Dragon in December 2009 having traded the stock in the final quarter of 2009 to take advantage of a takeover bid that was ultimately rejected.

We sold the majority of our holding in Transocean in April. The company had been a good performer in the 2009/10 recovery, and we took the opportunity to sell shortly after the Gulf of Mexico rig explosion was reported on April 20. In its place we established a position in Bill Barrett Group. Bill Barrett is an onshore US natural gas producer which looks particularly attractive on proven reserve and cashflow metrics. In May we sold our holding in Cenovus Energy. Cenovus, a Canadian oil sands and natural gas producer, was spun out of our holding in Encana in November 2009. In its place we purchased Bill Barrett Group, which we started to buy in April, to take this holding to a full position in the portfolio.

In August we sold our remaining holding in Encana Corporation. Our holding was first reduced in November 2009 when the company spun-off its oil sands division to form Cenovus Energy, which we sold in May 2010. Encana has been a reasonable

GLOBAL ENERGY FUND

performer this year. In its place we have increased our holding in Afren, which was already a research position in the portfolio, to now form a half position. Afren is a west Africa-focused Exploration and Production company with attractive growth prospects over the next 12 months.

November saw us sell our holdings of Anadarko and Pioneer and buy Devon Energy, an onshore US and Canada-focused oil and natural gas exploration and production company, which is trading on a low valuation and has cheap reserves. Pioneer had been one of the best performing stocks in the fund this year and we therefore decided to take a profit. Anadarko, which had been affected by the BP Macondo spill in the second quarter this year, had recovered strongly since then and was trading on a relatively high PER of 35x 2011 earnings.

We also sold our holding in Royal Dutch Shell and bought half-units in each of JA Solar and Trina Solar. Royal Dutch Shell had been the best performing European integrated in 2010 and had thus become the most expensive integrated held in the fund. Trina is a Chinese solar module manufacturer trading on 6.7x earnings (2010) and JA Solar is a Chinese solar cell manufacturer trading on 4.9x earnings (2010). The solar sector had been weak for some time and had witnessed significant write-downs in analyst earnings over a sustained period. However, this trend reversed at the start of 2010 and since then we have seen strong positive momentum in analyst earnings estimates for both 2010 and 2011. We feel we are only at the beginning of this re-rating, however, and see excellent value in both the sector and JA Solar and Trina Solar in particular.

Following that we sold our holding of Swift Energy and bought half positions in both Coastal Energy and Soco International in December. Swift Energy, the East Texas and Louisiana-focused onshore E&P, had been one of the best performing stocks in the portfolio in 2010 rising over 65%. Coastal Energy is an international E&P company focusing on oil and gas offshore and onshore Thailand and trades on 13.2x 2010 and 7.4x 2011 earnings. Coastal had been a 'research' holding in the portfolio for a number of years and we decided to upgrade the position. Soco International is also an emerging market E&P company which has production in Vietnam and exploration interests in Angola, Democratic Republic of Congo and the Republic of Congo. Soco currently trades on a relatively high multiple of 30.9x 2010 earnings but trades on a much lower 2011 earnings multiple of 11.8x.

3.  Portfolio Position

The fund at December 31, 2010 was on P/E ratios versus the S&P 500 Index at 1183.25, as set out in the table. (Based on S&P 500 'operating' earnings per share estimates of $49.5 for 2008, $56.9 for 2009, $81.2 for 2010 and $90.5 for 2011). This is shown in the following table:

	2007		2008		2009		2010		2011
Fund PER	9.6		8.7		18.3		12.3		10.5
S&P 500 PER	15.2		25.4		22.1		15.1		13.7
Premium (+)/Discount (-)	-36%		-66%		-17%		-19%		-23%
Average oil price (WTI) $	$72.2/	bbl	$99.9/	bbl	$61.9/	bbl	$79.5/	bbl	$70-90	est

Source: Standard and Poor's; Guinness Asset Management Ltd

GLOBAL ENERGY FUND

The Sector and Geographic weightings of the portfolio at 31 December 2010 were as follows:

Sector Breakdown
	31 Dec 2009	31 Dec 2010
Integrated	48.9	42.5
Exploration & Production	33.1	38.1
Drilling	8.7	6.5
Equipment & Services	5.6	5.5
Refining & Marketing	3.3	3.7
Solar	—	3.3
Coal & Consumables	—	—
Construction & Engineering	0.4	0.4
Total	100.0	100.0
Geographic Breakdown
	31 Dec 2009	31 Dec 2010
US	52.1	55.2
Canada	17.2	12.2
UK	6.3	10.5
Latin America	—	—
Europe	20.9	18.5
China	3.5	3.6
Other	—	—
	100.0	100.0

4.  Market Background

Having averaged $62 in 2009 oil averaged $79 in 2010. It traded in a range of $70-$85 throughout the year until December when it broke out to reach $91 at year end. The reasons for this continued recovery are well-documented. First and foremost, OPEC's combined quota cuts of 4.2m barrels in October and December 2008, and the early compliance with the new quotas (compliance has slipped back to 55%), have done enough to balance the market. Demand recovery in the OECD and demand growth in the non-OECD made 2010 a new high for global oil demand – with considerable growth forecast in 2011. We now know that in the 2007-2009 period global oil demand fell only 2%. All of these statistics contribute to a very robust demand picture. Add to this the weak dollar, the growth of index linked commodity buying, and the OPEC rhetoric about $80 oil and it is not hard to see why we are approaching $100 again.

However, we must not lose sight of the fundamentals. OECD inventories are still loose, and non-OPEC supply is growing, albeit in the short term and not enough to offset the increased demand. But this is not a one-way bet, and we are reasonably confident in our prediction that oil will average $75-$95 in 2011, even if it is somewhat more conservative than some forecasts.

We are also very focused on the US natural gas price which fell from $13 in mid 2008 to $2 in September 2009, and is now back at around $4.50. We have positioned ourselves for a strengthening gas price as the current price is well below the marginal cost of new supply. Excess gas in storage needs to be worked off, and this will only happen when current production subsides (which might be happening at the moment, if the rig count is an accurate guide), and demand continues to grow. We believe that both of these have the potential to play out in 2011 and have positioned the portfolio accordingly.

GLOBAL ENERGY FUND

5.  Outlook

What is in store for 2011? We expect oil to remain relatively strong and forecast a trading range of $75-$95, with an average for the year of $85. We continue to think that the US natural gas price will move up when drilling activity slows and supply drops and that the price move could be meaningful. And above all, we regard the energy sector as cheap relative to the broad market on an earnings basis and have positioned the fund to take advantage of the commodity price environment outlined above.

Tim Guinness  January 2011
Lead Manager

Will Riley	Ian Mortimer	Tom Nelson	Fund investment team

The Fund invests in foreign securities which will involve political, economic and currency risks, greater volatility, and differences in accounting methods. The Fund is non-diversified meaning its assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. The Fund invests in smaller companies, which will involve additional risks such as limited liquidity and greater volatility.

The MSCI World Energy Index is an unmanaged index composed of more than 1,400 stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East. The Standard & Poor's 500 Index is a market-capitalization weighted index composed of 500 widely held common stocks of U.S. companies. These indices are unmanaged, not available for investment and do not incur expenses.

PER or P/E – Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

Please refer to the Schedule of Investments for details on fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Management for the period stated and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. Opinions, fund holdings and sector allocations are subject to change at any time are not recommendations to buy or sell any security.

GLOBAL ENERGY FUND

Growth of $10,000

  Average Annual Total Return
  Periods Ended December 31, 2010

One Year	Five Year	Since Inception (06/30/04)
16.63%	8.11%	18.12%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. The Fund imposes a 2% redemption fee on shares held less than 30 days.

The MSCI World Index is an unmanaged index composed of more than 1,400 stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. These indices are unmanaged, not available for investment and do not incur expenses.

FUND HIGHLIGHTS at December 31, 2010
GUINNESS ATKINSON GLOBAL ENERGY FUND

# of Holdings in Portfolio:	42
Portfolio Turnover:	42.1%
% of Stocks in Top 10:	34.1%
Fund Managers:
Timothy W. N. Guinness
Ian Mortimer, Tom Nelson
Will Riley

Top 10 Holdings (% of net assets)		Sector Breakdown (% of Investments)
Chesapeake Energy Corp.	3.6%	Oil & Gas-Integrated	40.9%
Valero Energy Corp.	3.5%	Oil & Gas-Exploration & Production	39.8%
OMV AG	3.4%	Oil & Gas-Drilling	6.5%
Devon Energy Corp.	3.4%	Oil-Field Services	5.7%
Suncor Energy, Inc.	3.4%	Oil Refining & Marketing	3.7%
PetroChina Co., Ltd.-H Shares	3.4%	Energy-Alternate Sources	3.3%
Marathon Oil Corp.	3.4%	Machinery-General Industries	0.1%
Noble Energy Inc.	3.4%
Canadian Natural Resources Ltd.	3.3%
Bill Barrett Corp.	3.3%

SCHEDULE OF INVESTMENTS
December 31, 2010

GUINNESS ATKINSON GLOBAL ENERGY FUND

Shares	COMMON STOCKS: 96.4%	Value
Energy – Alternate Source: 3.2%
268,400	JA Solar Holdings Co. Ltd. - ADR*	$1,857,328
81,400	Trina Solar Ltd. - ADR*	1,906,388
		3,763,716
Machinery – General Industries: 0.1%
91,478	Shandong Molong Petroleum Machinery Co., Ltd. - H Shares	124,751
Oil & Gas – Drilling: 6.3%
115,570	Patterson-UTI Energy, Inc.	2,490,534
14,930	Transocean Ltd.*	1,037,784
83,297	Unit Corp.*	3,871,645
		7,399,963
Oil & Gas – Exploration & Production: 38.3%
845,500	Afren PLC*	1,945,678
31,909	Apache Corp.	3,804,510
95,618	Bill Barrett Corp.*	3,932,768
88,200	Canadian Natural Resources Ltd.	3,934,094
162,400	Chesapeake Energy Corp.	4,207,784
311,089	Coastal Energy Co.*	1,896,007
51,300	Devon Energy Corp.	4,027,563
236,150	Dragon Oil PLC*	1,980,803
54,128	Falkland Oil & Gas Ltd.*	87,344
52,300	Forest Oil Corp.*	1,985,831
73,700	Gazprom OAO - ADR	1,860,925
2,026	Insignia Energy Ltd.*	3,668
379,242	JKX Oil & Gas PLC	1,861,325
52,286	Newfield Exploration Co.*	3,770,344
171,221	Nexen, Inc.	3,926,218
46,135	Noble Energy Inc.	3,971,301
199,198	OPTI Canada, Inc.*	134,228
280,000	Pantheon Resources PLC*	102,588
310,000	SOCO International PLC*	1,786,342
62,740	WesternZagros Resources Ltd.*	29,972
		45,249,293
Oil & Gas – Field Services: 5.5%
92,500	Halliburton Co.	3,776,775
190,080	Helix Energy Solutions Group, Inc.*	2,307,571
84,900	Kentz Corp Ltd.	426,221
		6,510,567

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 96.4% (Continued)	Value
Oil & Gas – Integrated: 39.5%
508,285	BP PLC	$3,689,306
42,700	Chevron Corp.	3,896,375
57,628	ConocoPhillips	3,924,467
172,000	ENI SpA	3,755,669
50,943	Hess Corp.	3,899,177
107,300	Marathon Oil Corp.	3,973,319
97,433	OMV AG	4,049,238
3,044,000	PetroChina Co., Ltd. - H Shares	3,978,880
134,000	Repsol YPF SA	3,733,513
164,250	Statoil ASA	3,901,432
103,776	Suncor Energy, Inc.	3,995,319
70,600	Total SA	3,740,716
		46,537,411
Oil Refining & Marketing: 3.5%
179,399	Valero Energy Corp.	4,147,705
	Total Common Stocks (cost $94,813,123)	113,733,406
	Total Investments in Securities (cost $94,813,123): 96.4%	113,733,406
	Other Assets less Liabilities: 3.6%	4,292,806
	Net Assets: 100%	$118,026,212

*  Non-income producing security.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

GLOBAL INNOVATORS FUND for the period ended December 31, 2010

1.  Performance

The Global Innovators Fund over the course of 2010 produced a total return of 17.00%.

AVERAGE ANNUALIZED TOTAL RETURNS

	1 Year (actual)	3 Years	5 Years	10 Years
Fund	17.00%	-2.49%	5.94%	0.95%
Benchmark Index:
S&P 500	15.08%	-2.84%	2.29%	1.41%
NASDAQ	18.16%	1.02%	4.71%	1.43%

The Fund's gross expense ratio is 1.69% per the Summary Prospectus dated May 1, 2010. Guinness Atkinson Asset Management has contractually agreed to waive a portion of its advisory fees so that the Fund's ratio of expenses to average daily net assets will not exceed 1.55% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through at least June 30, 2011. To the extent that the Advisor waives fees it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com, or calling (800) 916-6566.

The Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect the 2% redemption fee on shares held less than 30 days. Total Returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower.

The table below sets out the comparative returns in discrete years since launch.

	2010	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999
FUND	17.00%	45.20%	-45.42%	21.17%	18.76%	11.82%	10.89%	35.97%	-31.13%	-29.05%	-16.78%	68.68%
Benchmark Index
S&P500	15.08%	26.47%	-36.99%	5.49%	15.79%	4.91%	10.87%	28.67%	-22.09%	-11.88%	-9.10%	21.04%
Fund	above	above	below	above	above	above	above	above	below	below	below	above
NASDAQ	18.16%	45.36%	-39.98%	10.65%	10.39%	2.12%	9.15%	50.77%	-31.23%	-20.80%	-39.18%	86.12%
Fund	below	below	below	above	above	above	above	below	above	below	above	below

As these tables show, in calendar year 2010 the fund outperformed the S&P 500 by 1.92% and underperformed the NASDAQ by 1.16%. You can also see that the fund is 3.65% per annum ahead of the S&P 500 over five years, and 1.23% per annum ahead of the NASDAQ over five years (2005-2010).

One of our objectives (since the fund became actively managed in 2003) was to outperform both the NASDAQ and S&P500 indices over time. Investors may recall that prior to 2003 the fund was a passive fund tracking the Wired 40 Index and as the above table shows it typically performed between the two indices – we believe our performance since we moved to active management is a demonstration of the case for active management.

The best performing stocks over the year were Netflix (up 218.9%), AIG (up 92.2%), Qwest Communications (up 80.8%), Citigroup (up 42.9%), and Parametric Technologies (up 37.9%). Our worst performing stocks were BP (down 23.8%) and Nokia (down

GLOBAL INNOVATORS FUND

19.7%). Following a brief recovery in the first quarter, the broad market slumped in the second and third quarters as investor focus returned once again to worries regarding national balance sheets in Europe, poor economic indicators and rising unemployment in the US, and inflation concerns in China and other emerging markets. We then witnessed a sharp recovery in the broad market during the end of the fourth quarter as the Federal Reserve in the US embarked on a second round of quantitative easing and the 'European crisis' was deemed to have become more contained.

2.  Portfolio Construction and Activity

In the first quarter we sold our position in Microsoft and bought Best Buy. In the fourth quarter we sold our position in Costco and bought Gilead Sciences, we sold our position in Amazon and bought Danaher, and we sold our position in Sony and bought Roper Industries.

The sector breakdown of the fund holdings at the end of December 2010 are set out in the table below. The fund continues to be most heavily weighted towards the IT sector with 41.9%.

Sector Allocation (% of investments)
Information Technology	41.9%	Telecommunication Services	5.7%
Consumer Discretionary	17.4%	Energy	3.6%
Financials	17.2%	Health Care	3.4%
Industrials	10.8%
			100.0%

At the end of December 2010 the portfolio had 30 holdings.

3.  Outlook and Strategy

The PER of the fund at year end 2010 was 15.3X (2010) and 13.5X (2011) compared with the S&P 500's PER of 15.1X (2010) and 13.7X (2011). In addition according to our HOLT discounted cashflow metric – one measure from our multi-factor screening process which values a company based on it's estimated future cashflow generation – the funds holdings were on average undervalued against the market by some 44% (79% upside). Our objective continues to be to outperform both the S&P500 index and the NASDAQ index.

We continue to seek attractive investment opportunities among companies that have once been in the Wired Index, and thus exhibit New Economy characteristics, and those companies we have identified as exhibiting strong innovation characteristics.

The basis of our investment approach remains constant: using our multi-factor screening process to select the best 30 or so ideas from our universe of innovative companies and targeting a deliberately low turnover. The four criteria in our screening process are: (a) value (measured by comparing the current market valuation with a valuation derived from a discounted cash flow from existing and future investments); (b) business quality (quantitatively ranking companies for the attractiveness of their return on capital metrics); (c) improving results (based on 1, 3, and 6 month earnings estimates revisions); and (d) good recent stock price performance (looking particularly for above trend momentum and rising volatility). This screening process, combined with a top down "thematic" analysis, is then used to evaluate potential purchases for the fund.

The focus for many companies in 2009 was to cut costs, improve balance sheet strength, and weather the recession. In 2010 we began to see signs of improving sentiment towards the economic outlook from business leaders as capital expenditure began to grow and merger and acquisition activity, which had reduced substantially during 2008 and 2009, began to pick up. We see this trend of improving sentiment continuing into 2011.

Our outlook for 2011, however, remains somewhat cautious given unemployment levels in the US, continued concerns over national balance sheets in Europe and inflation in China. In the near term the US economy looks set to continue its recovery thanks to the effect of the extension of tax cuts on consumer spending. If the extension of tax cuts does not start to have a meaningful impact on unemployment by the end of 2011 then markets are likely to react.

GLOBAL INNOVATORS FUND

Whether this initial recovery manifests itself in strong stock market performance in 2011 remains to be seen. However, we think that innovative companies with strong balance sheets will be best placed to take advantage of any opportunities an improving economy might provide.

Tim Guinness

Matthew Page

Ian Mortimer

The Fund invests in foreign securities which will involve political, economic and currency risks, greater volatility, and differences in accounting methods. The Fund is non-diversified meaning its assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. The Fund invests in smaller companies, which will involve additional risks such as limited liquidity and greater volatility.

The Standard & Poor's 500 Index is a market-capitalization weighted index composed of 500 widely held common stocks of U.S. companies. The NASDAQ Composite Index is a market capitalization weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange. These indices are unmanaged, not available for investment and do not incur expenses. These indices are unmanaged, not available for investment and do not incur expenses.

Wired 40 Index is The Wired® Index was created by Wired® magazine to "...track the growth of the companies that are building the new economy – not just (high tech companies), but a broad range of enterprises that are using technology, networks, and information to reshape the world." (Wired, June 1998)

PER or P/E – Price to Earnings ratio is calculated by dividing current price of the stock by the company's trailing months' earnings per share.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Please refer to the Schedule of Investments for details on fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Management for the period stated and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. Opinions, fund holdings and sector allocations are subject to change at any time are not recommendations to buy or sell any security.

GLOBAL INNOVATORS FUND

Growth of $10,000

  Average Annual Total Return
  Periods Ended December 31, 2010

One Year	Five Year	Ten Year
17.00%	5.94%	0.95%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. The Fund imposes a 2% redemption fee on shares held less than 30 days.

The Standard & Poor's 500 Index is an unmanaged index which is widely regarded as the standard for measuring large cap U.S. Stock market performance. The NASDAQ Composite Index is a market capitalization weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange. The indices referenced in this chart are not available for investment and do not incur expenses.

FUND HIGHLIGHTS at December 31, 2010
GUINNESS ATKINSON GLOBAL INNOVATORS FUND

# of Holdings in Portfolio:	30
Portfolio Turnover:	57.0%
% of Stocks in Top 10:	39.0%
Fund Managers:
Timothy W. N. Guinness
Matthew Page

Top 10 Holdings (% of net assets)
Samsung Electronics Co., Ltd.-GDR	4.4%	Applied Materials, Inc.	3.8%
NVIDIA Corp.	4.2%	Oracle Corp.	3.8%
Qwest Communications International, Inc.	3.9%	Infospace, Inc.	3.7%
Taiwan Semiconductor Manufacturing Co., Ltd.-ADR	3.9%	Roper Industries, Inc.	3.7%
TD Ameritrade Holding Corp.	3.9%	Check Point Software Technologies	3.7%
Sector Breakdown (% of Investments)
Electronics	15.7%	Cable/Satellite TV	3.7%
Commercial Banks	9.1%	Diversified Manufacturing Operations	3.7%
Semiconductor	7.9%	Automobile Manufacturers	3.7%
Prepackaged Software	7.6%	Finance-Other Services	3.7%
E-Commerce	6.8%	Computers	3.6%
Telecommunications	5.7%	Oil & Gas Producers	3.6%
Finance-Investment Bank/Broker	3.9%	Computer Aided Design	3.6%
Internet Content-Information	3.8%	Wireless Equipment	3.4%
Machinery	3.8%	Retail-Discount	2.7%
Medical-Biomedical	3.4%	Multi-Line Insurance	0.6%

SCHEDULE OF INVESTMENTS
December 31, 2010

GUINNESS ATKINSON GLOBAL INNOVATORS FUND

Shares	COMMON STOCKS: 98.2%	Value
Automobile Manufacturers: 3.7%
17,930	Honda Motor Co., Ltd. - ADR	$708,235
8,740	Toyota Motor Corp. - ADR	687,226
		1,395,461
Cable/Satellite TV: 3.7%
63,820	Comcast Corp. - Class A	1,402,125
Commercial Banks: 8.9%
31,830	Capital One Financial Corp.	1,354,685
137,850	Citigroup, Inc.*	652,031
29,944	State Street Corp.	1,387,605
		3,394,321
Computer Aided Design: 3.5%
59,100	Parametric Technology Corp.*	1,331,523
Computers: 3.6%
23,370	Research In Motion Ltd.*	1,358,498
Diversified Manufacturing Operations: 3.7%
29,700	Danaher Corp.	1,400,949
E-Commerce: 6.7%
43,470	eBay, Inc.*	1,209,770
7,640	NetFlix, Inc.*	1,342,348
		2,552,118
Electronics: 15.4%
43,940	Garmin Ltd.	1,361,701
17,520	L-3 Communications Holdings, Inc.	1,234,985
104,985	NVIDIA Corp.*	1,616,769
3,990	Samsung Electronics Co., Ltd. - GDR	1,683,381
		5,896,836
Finance – Investment Bank/Broker: 3.9%
77,740	TD Ameritrade Holding Corp.	1,476,283
Finance – Other Services: 3.6%
11,620	IntercontinentalExchange, Inc.*	1,384,523
Internet Content – Information: 3.7%
172,040	Infospace, Inc.*	1,427,932
Machinery: 3.7%
18,490	Roper Industries, Inc.	1,413,191
Medical – Biomedical: 3.3%
34,890	Gilead Sciences, Inc.*	1,264,414

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 98.2% (Continued)	Value
Multi-line Insurance: 0.6%
4,083	American International Group, Inc.*	$235,262
Oil & Gas Producers: 3.5%
30,190	BP PLC - ADR	1,333,492
Prepackaged Software: 7.4%
30,390	Check Point Software Technologies*	1,405,841
45,780	Oracle Corp.	1,432,914
		2,838,755
Retail: 2.7%
29,830	Best Buy Co., Inc.	1,022,871
Semiconductor: 7.7%
102,930	Applied Materials, Inc.	1,446,166
119,649	Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	1,500,398
		2,946,564
Telecommunications: 5.6%
197,390	Qwest Communications International, Inc.	1,502,138
23,635	Vodafone Group PLC - ADR	624,673
		2,126,811
Wireless Equipment: 3.3%
123,172	Nokia OYJ - ADR	1,271,135
	Total Common Stocks (cost $47,225,274)	37,473,064
	Total Investments in Securities (cost $47,225,274): 98.2%	37,473,064
	Other Assets less Liabilities: 1.8%	677,311
	Net Assets: 100%	$38,150,375

*  Non-income producing security.

ADR - American Depository Receipt

GDR - Global Depository Receipt

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
at December 31, 2010

	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Fund
Assets
Investments in securities, at cost	$49,077,197	$44,892,660	$5,290,654
Investments in securities, at value	$35,709,796	$63,511,631	$6,548,682
Cash	—	375,601	130,344
Cash denominated in foreign currency (cost of $178,823, $13,351, and $12,433, respectively)	178,818	13,918	13,116
Receivables:
Securities sold	1,206,632	—	—
Fund shares sold	23,940	187,476	24
Dividends and interest	62,220	26,714	6,396
Due from Advisor, net	—	—	2,326
Prepaid expenses	2,087	6,593	3,330
Total assets	37,183,493	64,121,933	6,704,218
Liabilities
Overdraft due to custodian bank	785,932	—	—
Payable for Fund shares redeemed	63,429	4,532	—
Due to Advisor, net	31,866	53,564	—
Accrued administration fees	690	1,836	391
Accrued shareholder servicing plan fees	10,915	5,879	1,097
Deferred trustees' compensation	21,472	48,039	12,587
Other accrued expenses	66,044	49,494	27,167
Total liabilities	980,348	163,344	41,242
Net Assets	$36,203,145	$63,958,589	$6,662,976
Number of shares issued and outstanding (unlimited shares authorized, no par value)	6,997,764	3,039,167	497,001
Net asset value per share	$5.17	$21.04	$13.41
Composition of Net Assets
Paid-in capital	$120,373,556	$49,138,002	$9,710,277
Undistributed net investment loss	(41,005)	(342,428)	(19,354)
Accumulated net realized gain (loss) on investments and foreign currency	(70,747,368)	(3,453,072)	(4,286,678)
Net unrealized appreciation (depreciation) on:
Investments	(13,367,401)	18,618,971	1,258,028
Foreign currency	(14,637)	(2,884)	703
Net Assets	$36,203,145	$63,958,589	$6,662,976

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
at December 31, 2010

	China & Hong Kong Fund	Global Energy Fund	Global Innovators Fund
Assets
Investments in securities, at cost	$156,647,208	$94,813,123	$47,225,274
Investments in securities, at value	$242,441,638	$113,733,406	$37,473,064
Cash	—	3,563,075	—
Receivables:
Securities sold	—	—	—
Fund shares sold	2,068,019	823,184	895,730
Dividends and interest	90,649	67,517	16,093
Due from Advisor, net	—	—	—
Prepaid expenses	29,945	13,753	7,054
Total assets	244,630,251	118,200,935	38,391,941
Liabilities
Overdraft due to custodian bank	1,125,419	—	82,894
Payable for Fund shares redeemed	241,940	13,903	4,847
Due to Advisor, net	250,637	67,745	32,437
Accrued administration fees	4,534	3,391	998
Accrued shareholder servicing plan fees	8,425	2,881	5,847
Deferred trustees' compensation	96,003	26,727	60,735
Other accrued expenses	101,763	60,076	53,808
Total liabilities	1,828,721	174,723	241,566
Net Assets	$242,801,530	$118,026,212	$38,150,375
Number of shares issued and outstanding (unlimited shares authorized, no par value)	6,263,695	3,969,129	2,008,038
Net asset value per share	$38.76	$29.74	$19.00
Composition of Net Assets
Paid-in capital	$150,827,495	$101,412,067	$61,906,389
Undistributed net investment loss	(1,055,078)	(149,661)	(60,735)
Accumulated net realized gain (loss) on investments and foreign currency	7,234,751	(2,155,738)	(13,943,069)
Net unrealized appreciation (depreciation) on:
Investments	85,794,430	18,920,283	(9,752,210)
Foreign currency	(68)	(739)	—
Net Assets	$242,801,530	$118,026,212	$38,150,375

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS
For the year ended December 31, 2010

	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Fund
Investment Income
Dividends *	$406,222	$1,495,212	$258,558
Interest	14,059	—	—
Other income	—	5,487	—
Total income	420,281	1,500,699	258,558
Expenses
Advisory fee	467,258	616,966	78,461
Shareholder servicing plan fees	86,779	107,682	14,269
Transfer agent fee and expenses	72,313	45,001	16,998
Fund accounting fee and expenses	37,000	47,001	31,499
Administration fee	18,690	26,315	3,138
Custody fees and expenses	16,001	47,636	19,252
Audit fee	17,027	23,489	17,027
Legal fee	13,002	20,000	3,000
Registration fees	21,780	19,999	16,002
Printing	21,622	8,002	4,501
Trustees' fees and expenses	17,501	28,336	12,501
Insurance	4,705	7,840	785
CCO fee and expenses	11,114	12,691	7,395
Miscellaneous	1,799	4,500	2,000
Total expenses	806,591	1,015,458	226,828
Less: fees (waived and expenses absorbed)/recaptured	—	—	(71,467)
Interest expense	12,762	12,217	2,005
Net expenses	819,353	1,027,675	157,366
Net investment income (loss)	(399,072)	473,024	101,192
Realized and unrealized gain (loss) on investments and foreign currency
Net realized gain (loss) on:
Investments	(17,739,567)	(3,400,586)	(1,457,029)
Foreign currency	(39,532)	(35,618)	(5,880)
	(17,779,099)	(3,436,204)	(1,462,909)
Net unrealized appreciation (depreciation) on:
Investments	4,996,585	9,033,587	2,778,592
Foreign currency	(30,491)	(529)	472
	4,966,094	9,033,058	2,779,064
Net increase from payments by affiliates	—	—	3,561
Net realized and unrealized gain (loss) on investments and foreign currency	(12,813,005)	5,596,854	1,319,716
Net increase (decrease) in net assets from operations	$(13,212,077)	$6,069,878	$1,420,908

* Net of foreign tax withheld of $42,080, $182,454, and $27,412, respectively.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS
For the year ended December 31, 2010

	China & Hong Kong Fund	Global Energy Fund	Global Innovators Fund
Investment Income
Dividends *	$5,134,227	$1,627,813	$478,662
Interest	—	45	—
Other income	—	—	—
Total income	5,134,227	1,627,858	478,662
Expenses
Advisory fee	2,444,458	712,738	272,638
Shareholder servicing plan fees	381,669	167,547	54,528
Transfer agent fee and expenses	264,789	56,117	61,709
Fund accounting fee and expenses	79,763	46,644	27,999
Administration fee	97,778	38,013	14,541
Custody fees and expenses	54,998	19,998	5,001
Audit fee	23,489	23,889	23,489
Legal fee	69,000	21,999	11,001
Registration fees	24,999	25,991	17,423
Printing	37,000	27,530	14,823
Trustees' fees and expenses	54,291	22,905	16,001
Insurance	17,641	5,486	2,745
CCO fee and expenses	24,181	14,463	9,271
Miscellaneous	13,476	6,000	1,500
Total expenses	3,587,532	1,189,320	532,669
Less: fees (waived and expenses absorbed)/recaptured	—	—	30,732
Interest expense	29,810	2,262	999
Net expenses	3,617,342	1,191,582	564,400
Net investment income (loss)	1,516,885	436,276	(85,738)
Realized and unrealized gain (loss) on investments and foreign currency
Net realized gain (loss) on:
Investments	17,407,381	186,740	5,222,171
Foreign currency	(4,720)	(1,507)	—
	17,402,661	185,233	5,222,171
Net unrealized appreciation (depreciation) on:
Investments	14,274,255	13,497,952	116,014
Foreign currency	(34)	(1,168)	—
	14,274,221	13,496,784	116,014
Net increase from payments by affiliates	—	—	—
Net realized and unrealized gain (loss) on investments and foreign currency	31,676,882	13,682,017	5,338,185
Net increase (decrease) in net assets from operations	$33,193,767	$14,118,293	$5,252,447

* Net of foreign tax withheld of $200,031, $166,148, and $24,052, respectively.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Alternative Energy Fund		Asia Focus Fund		Asia Pacific Dividend Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase/(decrease) in net assets from:
Operations
Net investment income (loss)	$(399,072)	$(548,371)	$473,024	$426,945	$101,192	$170,178
Net realized gain (loss) on:
Investments	(17,739,567)	(15,487,017)	(3,400,586)	2,730,063	(1,457,029)	(888,126)
Foreign currency	(39,532)	(62,413)	(35,618)	(99,870)	(5,880)	(2,651)
Net change in unrealized appreciation (depreciation) on:
Investments	4,996,585	32,503,361	9,033,587	24,122,291	2,778,592	4,221,897
Foreign currency	(30,491)	15,961	(529)	(2,161)	472	421
Net increase from payments by affiliates	—	—	—	—	3,561	—
Net increase (decrease) in net assets resulting from operations	(13,212,077)	16,421,521	6,069,878	27,177,268	1,420,908	3,501,719
Distributions to shareholders
From net investment income	—	—	(572,788)	(513,961)	(110,306)	(171,895)
Return of capital	—	(2,159,540)	—	—	—	(281,806)
Total distributions to shareholders	—	(2,159,540)	(572,788)	(513,961)	(110,306)	(453,701)
Capital transactions
Proceeds from shares sold	10,069,297	19,239,689	12,244,448	74,855,418	1,996,305	5,058,095
Reinvestment of distributions	—	2,058,447	540,783	503,425	105,016	440,374
Cost of shares repurchased	(22,764,225)	(20,602,783)	(66,850,051)	(11,393,129)	(8,128,671)	(2,436,707)
Redemption fee proceeds	1,484	6,401	105,030	13,096	382	1,787
Net change in net assets from capital transactions	(12,693,444)	701,754	(53,959,790)	63,978,810	(6,026,968)	3,063,549
Total increase (decrease) in net assets	(25,905,521)	14,963,735	(48,462,700)	90,642,117	(4,716,366)	6,111,567
Net assets
Beginning of period	62,108,666	47,144,931	112,421,289	21,779,172	11,379,342	5,267,775
End of period	$36,203,145	$62,108,666	$63,958,589	$112,421,289	$6,662,976	$11,379,342
Accumulated net investment loss	$(41,005)	$(55,427)	$(342,428)	$(206,719)	$(19,354)	$(15,380)
Capital share activity
Shares sold	1,762,736	3,439,315	649,753	4,823,789	171,120	501,073
Shares issued on reinvestment	—	311,414	25,789	28,734	8,752	41,932
Shares redeemed	(4,151,347)	(3,533,714)	(4,013,480)	(763,543)	(714,792)	(263,329)
Net increase (decrease) in shares outstanding	(2,388,611)	217,015	(3,337,938)	4,088,980	(534,920)	279,676

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	China & Hong Kong Fund		Global Energy Fund		Global Innovators Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase/(decrease) in net assets from:
Operations
Net investment income (loss)	$1,516,885	$1,074,857	$436,276	$364,720	$(85,738)	$(24,136)
Net realized gain (loss) on:
Investments	17,407,381	6,503,684	186,740	1,022,108	5,222,171	2,275,531
Foreign currency	(4,720)	(3,287)	(1,507)	(38,884)	—	47
Net change in unrealized appreciation (depreciation) on:
Investments	14,274,255	105,157,080	13,497,952	18,267,865	116,014	9,993,061
Foreign currency	(34)	(34)	(1,168)	1,336	—	—
Net increase (decrease) in net assets resulting from operations	33,193,767	112,732,300	14,118,293	19,617,145	5,252,447	12,244,503
Distributions to shareholders
From net investment income	(2,299,441)	(2,242,023)	(464,191)	—	—	—
From net realized gain	(8,282,049)	(7,315,000)	—	—	—	—
Return of capital	—	—	—	—	—	(83,526)
Total distributions to shareholders	(10,581,490)	(9,557,023)	(464,191)	—	—	(83,526)
Capital transactions
Proceeds from shares sold	103,705,262	65,170,359	73,188,752	40,443,719	6,300,056	2,835,972
Reinvestment of distributions	10,337,379	9,376,023	442,902	—	—	81,714
Cost of shares repurchased	(134,963,967)	(60,166,042)	(44,649,340)	(14,897,300)	(10,124,500)	(7,971,680)
Redemption fee proceeds	150,436	89,972	29,907	40,140	1,448	349
Net change in net assets from capital transactions	(20,770,890)	14,470,312	29,012,221	25,586,559	(3,822,996)	(5,053,645)
Total increase (decrease) in net assets	1,841,387	117,645,589	42,666,323	45,203,704	1,429,451	7,107,332
Net assets
Beginning of period	240,960,143	123,314,554	75,359,889	30,156,185	36,720,924	29,613,592
End of period	$242,801,530	$240,960,143	$118,026,212	$75,359,889	$38,150,375	$36,720,924
Accumulated net investment income (loss)	$(1,055,078)	$727,439	$(149,661)	$(134,588)	$(60,735)	$(49,612)
Capital share activity
Shares sold	2,718,470	2,210,880	2,813,420	1,747,556	365,615	214,654
Shares issued on reinvestment	267,461	268,745	14,938	—	—	5,001
Shares redeemed	(3,581,923)	(2,117,299)	(1,802,936)	(727,270)	(618,199)	(600,921)
Net increase (decrease) in shares outstanding	(595,992)	362,326	1,025,422	1,020,286	(252,584)	(381,266)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	Year Ended December 31,				March 31, 2006(1) Through
Alternative Energy Fund	2010	2009	2008	2007	December 31, 2006
Net asset value, beginning of period	$6.62	$5.14	$16.25	$11.47	$12.50
Income from investment operations:
Net investment income (loss)	(0.05)	(0.05)	(0.10)	(0.05)	(0.11)
Net realized and unrealized gain (loss) on investments and foreign currency	(1.40)	1.77	(10.64)	4.93	(0.93)
Total from investment operations	(1.45)	1.72	(10.74)	4.88	(1.04)
Less distributions:
From net investment income	—	—	(0.01)	—	—
From net realized gain	—	—	(0.37)	(0.11)	—
Return of capital	—	(0.24)	—	—	—
Total distributions	—	(0.24)	(0.38)	(0.11)	—
Redemption fee proceeds	— (2)	— (2)	0.01	0.01	0.01
Net asset value, end of period	$5.17	$6.62	$5.14	$16.25	$11.47
Total return	(21.90)%	33.42%	(66.05)%	42.68%	(8.24	)%(3)
Ratios/supplemental data:
Net assets, end of period (millions)	$36.2	$62.1	$47.1	$161.7	$15.7
Ratio of expenses to average net assets:
Before fee waived	1.76%	1.85%	1.69%	1.64%	2.60	%(4)
After fees waived	1.76%	1.85%	1.69%	1.64%	1.98	%(4)
After fees waived excluding interest expense(5)	1.73%	1.85%	1.67%	1.62%	1.97	%(4)
Ratio of net investment loss to average net assets:
Before fees waived	(0.86)%	(0.98)%	(0.80)%	(0.90)%	(2.18	)%(4)
After fees waived	(0.86)%	(0.98)%	(0.80)%	(0.90)%	(1.56	)%(4)
Portfolio turnover rate	24.74%	47.10%	94.76%	47.41%	21.71	%(3)

(1)  Commencement of Operations.

(2)  Amount represents less than $0.01 per share.

(3)  Not annualized.

(4)  Annualized.

(5)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year

	Year Ended December 31,
Asia Focus Fund	2010	2009	2008	2007	2006
Net asset value, beginning of period	$17.63	$9.52	$23.96	$16.60	$12.38
Income from investment operations:
Net investment income	0.12	0.06 (1)	0.55	0.27	0.24
Net realized and unrealized gain (loss) on investments and foreign currency	3.45	8.13	(14.30)	7.35	4.18
Total from investment operations	3.57	8.19	(13.75)	7.62	4.42
Less distributions:
From net investment income	(0.19)	(0.08)	(0.69)	(0.28)	(0.24)
Total distributions	(0.19)	(0.08)	(0.69)	(0.28)	(0.24)
Redemption fee proceeds	0.03	— (2)	— (2)	0.02	0.04
Net asset value, end of period	$21.04	$17.63	$9.52	$23.96	$16.60
Total return	20.43%	86.05%	(57.38)%	46.00%	36.15%
Ratios/supplemental data:
Net assets, end of period (millions)	$64.0	$112.4	$21.8	$78.2	$49.3
Ratio of expenses to average net assets:
Before fees waived	1.67%	1.68%	1.75%	1.69%	1.84%
After fees waived	1.67%	1.68%	1.75%	1.69%	1.84%
After fees waived excluding interest expense(3)	1.65%	1.68%	1.70%	1.63%	1.81%
Ratio of net investment income to average net assets:
Before fees waived	0.77%	0.73%	2.55%	1.34%	1.48%
After fees waived	0.77%	0.73%	2.55%	1.34%	1.48%
Portfolio turnover rate	25.44%	31.35%	28.89%	31.17%	95.68%

(1)  Based on average shares outstanding during the period.

(2)  Amount represents less than $0.01 per share.

(3)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, borkerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	Year Ended December 31,				March 31, 2006(1) Through
Asia Pacific Dividend Fund	2010	2009	2008	2007	December 31, 2006
Net asset value, beginning of period	$11.03	$7.00	$16.75	$13.56	$12.50
Income from investment operations:
Net investment income	0.17	0.18 (2)	0.75	0.24	0.25
Net realized and unrealized gain (loss) on investments and foreign currency	2.41	4.32	(9.22)	3.32	1.03
Total from investment operations	2.58	4.50	(8.47)	3.56	1.28
Less distributions:
From net investment income	(0.20)	(0.18)	(0.51)	(0.27)	(0.23)
From net realized gain	—	—	(0.78)	(0.11)	—
Return of capital	—	(0.29)	—	—	—
Total distributions	(0.20)	(0.47)	(1.29)	(0.38)	(0.23)
Redemption fee proceeds	— (3)	— (3)	0.01	0.01	0.01
Net asset value, end of period	$13.41	$11.03	$7.00	$16.75	$13.56
Total return	23.65%	64.84%	(51.74)%	26.30%	10.59	%(4)
Ratios/supplemental data:
Net assets, end of period (millions)	$6.7	$11.4	$5.3	$31.8	$1.1
Ratio of expenses to average net assets:
Before fees waived	2.92%	2.93%	2.33%	2.09%	17.86	%(5)
After fees waived	2.01%	1.98%	2.10%	1.98%	1.98	%(5)
After fees waived excluding interest expense(6)	1.98%	1.98%	1.98%	1.92%	1.96	%(5)
Ratio of net investment income (loss) to average net assets:
Before fees waived	0.38%	1.23%	3.71%	2.14%	(13.02	)%(5)
After fees waived	1.29%	2.18%	3.94%	2.25%	2.86	%(5)
Portfolio turnover rate	27.20%	26.03%	48.02%	40.38%	34.12	%(4)

(1)  Commencement of Operations.

(2)  Based on average shares outstanding during the period.

(3)  Amount represents less than $0.01 per share.

(4)  Not annualized.

(5)  Annualized.

(6)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year

	Year Ended December 31,
China & Hong Kong Fund	2010	2009	2008	2007	2006
Net asset value, beginning of period	$35.13	$18.98	$43.02	$26.48	$18.97
Income from investment operations:
Net investment income	0.27	0.15	0.68	0.28	0.43
Net realized and unrealized gain (loss) on investments and foreign currency	5.10	17.44	(24.13)	16.91	7.09
Total from investment operations	5.37	17.59	(23.45)	17.19	7.52
Less distributions:
From net investment income	(0.38)	(0.34)	(0.53)	(0.59)	(0.01)
From net realized gain	(1.38)	(1.11)	(0.07)	(0.10)	—
Total distributions	(1.76)	(1.45)	(0.60)	(0.69)	(0.01)
Redemption fee proceeds	0.02	0.01	0.01	0.04	— (1)
Net asset value, end of period	$38.76	$35.13	$18.98	$43.02	$26.48
Total return	15.38%	92.76%	(54.47)%	65.06%	39.65%
Ratios/supplemental data:
Net assets, end of period (millions)	$242.8	$241.0	$123.3	$293.2	$143.0
Ratio of expenses to average net assets:
Before fees waived	1.48%	1.58%	1.52%	1.44%	1.59%
After fees waived	1.48%	1.58%	1.52%	1.44%	1.59%
After fees waived excluding interest expense(2)	1.47%	1.58%	1.51%	1.44%	1.59%
Ratio of net investment income to average net assets:	0.62%	0.62%	2.22%	1.17%	2.01%
Portfolio turnover rate	32.35%	7.87%	26.62%	10.00%	64.81%

(1)  Amount represents less than $0.01 per share.

(2)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, borkerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year

	Year Ended December 31,
Global Energy Fund	2010	2009	2008	2007	2006
Net asset value, beginning of period	$25.60	$15.68	$31.86	$25.54	$24.62
Income from investment operations:
Net investment income	0.12	0.11	0.22	0.05	0.01
Net realized and unrealized gain (loss) on investments and foreign currency	4.13	9.80	(15.71)	9.50	2.44
Total from investment operations	4.25	9.91	(15.49)	9.55	2.45
Less distributions:
From net investment income	(0.12)	—	—	(0.27)	(0.21)
From net realized gain	—	—	(0.70)	(2.96)	(1.34)
Total distributions	(0.12)	—	(0.70)	(3.23)	(1.55)
Redemption fee proceeds	0.01	0.01	0.01	— (1)	0.02
Net asset value, end of period	$29.74	$25.60	$15.68	$31.86	$25.54
Total return	16.63%	63.27%	(48.56)%	37.25%	9.85%
Ratios/supplemental data:
Net assets, end of period (millions)	$118.0	$75.4	$30.2	$69.7	$65.0
Ratio of expenses to average net assets:
Before fees waived	1.25%	1.42%	1.31%	1.37%	1.45%
After fees waived	1.25%	1.42%	1.31%	1.37%	1.45%
After fees waived excluding interest expense(2)	1.25%	1.42%	1.30%	1.35%	1.41%
Ratio of net investment income to average net assets:	0.46%	0.82%	0.76%	0.22%	0.04%
Portfolio turnover rate	42.08%	51.74%	74.90%	31.13%	47.22%

(1)  Amount represents less than $0.01 per share.

(2)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.45%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year

	Year Ended December 31,
Global Innovators Fund	2010	2009	2008	2007	2006
Net asset value, beginning of period	$16.24	$11.21	$21.68	$17.98	$15.14
Income from investment operations:
Net investment income (loss)	(0.05)	(0.01)	0.62	0.08	0.01
Net realized and unrealized gain (loss) on investments	2.81	5.08	(10.48)	3.72	2.83
Total from investment operations	2.76	5.07	(9.86)	3.80	2.84
Less distributions:
From net investment income	—	—	(0.61)	(0.11)	—
Return of capital	—	(0.04)	—	—	—
Total distributions	—	(0.04)	(0.61)	(0.11)	—
Redemption fee proceeds	— (1)	— (1)	— (1)	0.01	— (1)
Net asset value, end of period	$19.00	$16.24	$11.21	$21.68	$17.98
Total return	17.00%	45.20%	(45.42)%	21.17%	18.76%
Ratios/supplemental data:
Net assets, end of period (millions)	$38.2	$36.7	$29.6	$72.8	$39.3
Ratio of expenses to average net assets:
Before fees waived/recaptured	1.47%	1.68%	1.40%	1.44%	1.64%
After fees waived/recaptured	1.55%	1.56%	1.40%	1.44%	1.55%
After fees waived/recapture excluding interest expense(2)	1.55%	1.55%	1.39%	1.43%	1.53%
Ratio of net investment income (loss) to average net assets:
Before fees waived/recaptured	(0.16)%	(0.20)%	3.07%	0.49%	0.00%
After fees waived/recaptured	(0.24)%	(0.07)%	3.07%	0.49%	0.09%
Portfolio turnover rate	56.97%	50.54%	36.49%	25.54%	36.53%

(1)  Amount represents less than $0.01 per share.

(2)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.55%, excluding interest expense, expenses related to dividends on short positions, borkerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

Note 1

Organization

Guinness Atkinson Funds (the "Trust"), was organized on April 28, 1997 as a Delaware business trust and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, open-end management investment company. Currently, the Trust offers six separate series: Guinness Atkinson Alternative Energy Fund (the "Alternative Energy Fund"), Guinness Atkinson Asia Focus Fund (the "Asia Focus Fund"), Guinness Atkinson Asia Pacific Dividend Fund (the "Asia Pacific Dividend Fund"), Guinness Atkinson China & Hong Kong Fund (the "China & Hong Kong Fund"), Guinness Atkinson Global Energy Fund (the "Global Energy Fund"), and Guinness Atkinson Global Innovators Fund (the "Global Innovators Fund"), all of which (each a "Fund" and collectively, the "Funds") are covered by this report. The China & Hong Kong Fund began operations on June 30, 1994, the Asia Focus Fund began operations on April 29, 1996, the Global Innovators Fund began operations on December 15, 1998, the Global Energy Fund began operations on June 30, 2004, and the Alternative Energy Fund and the Asia Pacific Dividend Fund began operations on March 31, 2006.

The Alternative Energy Fund and Asia Focus Fund's investment objective is long-term capital appreciation. The Asia Pacific Dividend Fund's investment objective is to provide investors with dividend income and long-tern capital growth. The China & Hong Kong Fund's investment objective is long-term capital appreciation primarily through investments in securities of China and Hong Kong. The Global Energy Fund and Global Innovators Fund's investment objective is long-term capital appreciation.

Note 2

Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.  Security Valuation. Securities of the Funds that are traded on a principal exchange (U.S. or foreign) or NASDAQ are valued at the official closing price on each day that the exchanges are open for trading. Securities traded on an exchange for which there have been no sales, and other over-the-counter securities are valued at the mean between the bid and asked prices. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Investment Advisor in accordance with procedures established by the Board of Trustees. In determining fair value, the Funds take into account all relevant factors and available information. Consequently, the price of the security used to calculate its Net Asset Value may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security's fair value. As a result, different mutual funds could reasonably arrive at different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine. Short-term investments are stated at cost, combined with accrued interest, which approximates market value. Realized gains and losses from securities transactions are calculated using the identified cost method.

  Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds do not isolate that portion of the results of operations resulting from changes in the currency exchange rate from the fluctuations resulting from changes in the market prices of investments.

  Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are shown as net realized gains or losses on foreign currency transactions in the respective Fund's statement of operations.

B.  Forward Foreign Currency Exchange Contracts. The Funds may utilize forward foreign currency exchange contracts ("forward contracts") to hedge against foreign exchange fluctuations on foreign denominated investments under which they are obligated to exchange currencies at specific future dates and at specified rates. All commitments are "marked-to-market" daily and any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Funds record realized gains or losses at the time the forward contract is settled. Risks may arise upon entering these contracts from the potential inability of a counter party to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies. Counterparties to these contracts are major U.S. financial institutions. Please refer to Note 7 for further information on Forward Contracts in each Fund.

C.  Restricted Securities. A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would typically bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds' Board of Trustees.

D.  Security Transactions, Dividend Income and Distributions. Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses from securities transactions are calculated using the identified cost method.

E.  Allocation of Expenses. Each Fund is charged for those expenses directly attributable to it. Expenses that are not directly attributable to a Fund are allocated among the Funds in proportion to their respective assets or another appropriate method.

F.  Concentration of Risk. The Alternative Energy Fund invests substantially in the alternative energy or energy technology sectors. The Asia Focus Fund invests substantially all of its assets in the Asian continent. The Asia Pacific Dividend Fund invests primarily in dividend-producing equity securities of Asia Pacific companies. The China & Hong Kong Fund invests substantially all of its assets in securities that are traded in China or Hong Kong or that are issued by companies that do a substantial part of their business in China. The Global Energy Fund invests substantially in energy companies; the changes in the prices and supplies of oil and other energy fuels may affect the Fund's investments. The consequences of political, social, or economic changes in the countries or business sectors in which the securities are offered or the issuers conduct their operations may affect the market prices of the Funds' investments and any income generated, as well as the Funds' ability to repatriate such amounts.

G.  Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

H.  Reclassifications. Accounting principles generally accepted in the United States require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2010, permanent differences in book and tax accounting have been reclassified to paid-in capital, undistributed net investment income/(loss) and accumulated realized gain/(loss) and accumulated realized gain/(loss) as follows:

	Increase (Decrease)
	Paid in Capital	Undistributed Net Investment Income/(Loss)	Accumulated Gains or (Losses)
Alternative Energy Fund	$(453,026)	$413,494	$39,532
Asia Focus Fund	(394,990)	(35,945)	430,935
Asia Pacific Dividend Fund	(7,459)	5,140	2,319
China & Hong Kong Fund	1,284,545	(999,961)	(284,584)
Global Energy Fund	—	12,842	(12,842)
Global Innovators Fund	(14,879,957)	74,615	14,805,342

  The permanent differences primarily relate to expired capital loss carryovers, lost operating losses, and foreign currency reclasses.

I.  Indemnifications. Under the Funds' organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

J.  Federal Income Taxes. The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

  The Funds recognize the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Funds' tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2007 through 2009,or expected to be taken in the Funds' 2010 tax returns. The Funds' identify their major tax jurisdiction as U.S. Federal, California State and foreign jurisdictions where the Funds make significant investments; however the Funds are not aware of any tax positions for which there are reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Note 3

Investment Advisory and Other Agreements

The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with Guinness Atkinson Asset Management, Inc. (the "Advisor"), which provided the Funds with investment management services under an investment advisory agreement. The Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the following annual rates based upon the average daily net assets of the Funds:

Alternative Energy Fund	1.00%
Asia Focus Fund	1.00%
Asia Pacific Dividend Fund	1.00%
China & Hong Kong Fund	1.00%
Global Energy Fund	0.75%
Global Innovators Fund	0.75% on the 1st $500 million, 0.60% thereafter

The Funds are responsible for their own operating expenses. The Advisor has contractually agreed to limit each Fund's total operating expenses (excluding interest, dividends on short positions, taxes and extraordinary expenses) by reducing all or a portion of their fees and reimbursing the Fund for expenses so that its ratio of expenses to average daily net assets will not exceed the following levels:

Alternative Energy Fund	1.98%
Asia Focus Fund	1.98%
Asia Pacific Dividend Fund	1.98%
China & Hong Kong Fund	1.98%
Global Energy Fund	1.45%
Global Innovators Fund	1.55%

The expense ratios shown in the financial highlights may exceed these levels due to expenses incurred, but not covered by the expense limitation agreement.

To the extent that the Advisor waives fees and/or absorbs expenses it may seek repayment of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the applicable cap. For the year ended December 31, 2010, the Advisor waived fees of $71,467 in the Asia Pacific Dividend Fund and recaptured previously waived fees of $30,732 from the Global Innovators Fund.

At December 31, 2010, the Advisor may recapture a portion of the following amounts that had been paid and/or waived on behalf of the Funds no later than the dates as stated below:

Funds:	December 31, 2011	December 31, 2012	December 31, 2013	Total
Asia Pacific Dividend Fund	$45,959	$73,950	$71,467	$191,376
Global Innovators Fund	—	10,170	—	10,170

Mutual Fund Administration Corporation (the "Administrator") acts as the Funds' administrator under an administration agreement. The fees paid to the Administrator for the year ended December 31, 2010 are reported on the Statements of Operations.

Quasar Distributors, LLC (the "Distributor") acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares.

Foreside Compliance Services, LLC provides Chief Compliance Officer ("CCO") services to the Funds. The fees paid for CCO services for the year ended December 31, 2010 are reported on the Statements of Operations.

On August 14, 1998, the Trust approved a Deferred Compensation Plan for Trustees (the "Plan"). Trustees can elect to receive payment in cash or defer payments provided for in the Plan. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (Phantom Share Account). This account accumulates the deferred fees earned, and the value of the account is adjusted at the end of each quarter to reflect the value that would have been earned if the account had been invested in designated investments. The Funds recognize as trustee expense amounts accrued as meetings are attended plus the change in value of the Phantom Share Account.

The change in the value of the phantom share account during the year ended December 31, 2010 is shown in the table below. These amounts included any additional contributions to the deferred compensation plan and any appreciation (depreciation) on the underlying investments.

Alternative Energy Fund	$4,194
Asia Focus Fund	$8,892
Asia Pacific Dividend Fund	$2,323
China & Hong Kong Fund	$17,068
Global Energy Fund	$4,278
Global Innovators Fund	$8,719

The fees paid to non-interested Trustees for the year ended December 31, 2010 are reported on the Statements of Operations.

Certain officers of the Funds are also officers and/or Directors of the Advisor and the Administrator. None of these officers are compensated directly by the Funds.

During the year ended December 31, 2010, the Adviser reimbursed the Asia Pacific Dividend Fund $3,561 for a trade error. This amount is reported on the Statements of Operations under the caption "Net increase from payments by affiliates".

Note 4

Shareholder Servicing Plan

Each Fund has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.25% of its daily average net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

The fees paid under the Shareholder Servicing Plan for the year ended December 31, 2010 are reported on the Statements of Operations.

Note 5

Investment Transactions

The following table presents purchases and sales of securities during the year ended December 31, 2010, excluding short-term investments, to indicate the volume of transactions in each Fund.

	Purchases	Sales
Alternative Energy Fund	$11,408,775	$24,744,756
Asia Focus Fund	16,214,361	68,087,209
Asia Pacific Dividend Fund	2,094,436	8,331,197
China & Hong Kong Fund	77,865,903	107,832,638
Global Energy Fund	66,781,493	38,906,836
Global Innovators Fund	20,334,025	24,818,665

The Funds did not purchase U.S. Government securities as a part of the long-term investment strategy during the year ended December 31, 2010.

Note 6

Fair Value Measurements and Disclosures

The Funds utilize various inputs in determining the value of its investments. These inputs are summarized in the three broad levels listed below:

Level 1 —  Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.

Level 2 —  Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —  Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of December 31, 2010, in valuing the Funds' assets carried at fair value:

Alternative Energy Fund

Assets Table	Level 1	Level 2	Level 3		Total
Investments, at Value
Common Stocks:
Energy	$9,626,073	$—	$—		$9,626,073
Industrial	16,972,857	—	—		16,972,857
Technology	5,827,620	—	—	(a)	5,827,620
Utilities	3,283,246	—	—		3,283,246
Total Investments, at Value	35,709,796	—	—		35,709,796
Other Financial Instruments*	—	—	—		—
Total Assets	$35,709,796	$—	$—	(a)	$35,709,796

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Alternative Energy Fund	Investments, at value	Other Financial Instruments
Balance as of 12/31/09	$397,810 (a)	$—
Realized gain (loss)	259,658	—
Change in unrealized appreciation (depreciation)	(15,484)	—
Net purchases (sales)	—	—
Transfers in and/or out of Level 3	(641,984)	—
Balance as of 12/31/10	— (a)	$—
Net change in unrealized appreciation/(depreciation) on Level 3 investments held as of 12/31/10+	$(15,484)

+  Included in the related amounts on the Statements of Operations.

(a)  Applied Intellectual Capital Ltd. fair valued at zero.

Assets Table	Level 1	Level 2	Level 3	Total
Investments, at Value
Common Stocks[1]	$63,511,631	$—	$—	$63,511,631
Total Investments, at Value	63,511,631	—	—	63,511,631
Other Financial Instruments*	—	—	—	—
Total Assets	$63,511,631	$—	$—	$63,511,631

Asia Focus Fund

Assets Table	Level 1	Level 2	Level 3	Total
Investments, at Value
Common Stocks[1]	$6,548,682	$—	$—	$6,548,682
Total Investments, at Value	6,548,682	—	—	6,548,682
Other Financial Instruments*	—	—	—	—
Total Assets	$6,548,682	$—	$—	$6,548,682

Asia Pacific Dividend Fund

Assets Table	Level 1	Level 2	Level 3	Total
Investments, at Value
Common Stocks[1]	$242,441,638	$—	$—	$242,441,638
Total Investments, at Value	242,441,638	—	—	242,441,638
Other Financial Instruments*	—	—	—	—
Total Assets	$242,441,638	$—	$—	$242,441,638

China & Hong Kong Fund

Assets Table	Level 1	Level 2	Level 3	Total
Investments, at Value
Common Stocks[1]	$113,733,406	$—	$—	$113,733,406
Total Investments, at Value	113,733,406	—	—	113,733,406
Other Financial Instruments*	—	—	—	—
Total Assets	$113,733,406	$—	$—	$113,733,406

Global Energy Fund

Assets Table	Level 1	Level 2	Level 3	Total
Investments, at Value
Common Stocks[1]	$37,473,064	$—	$—	$37,473,064
Total Investments, at Value	37,473,064	—	—	37,473,064
Other Financial Instruments*	—	—	—	—
Total Assets	$37,473,064	$—	$—	$37,473,064

Global Innovators Fund

*  Other financial instruments are not reflected in the Schedule of Investments, such as foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the investments.

1  All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments. In accordance with procedures established by, and under the general supervision of, the Funds' Board of Trustees, the values of certain equity securities listed or traded on foreign security exchanges may be adjusted due to a significant change in the value of U.S.-traded securities, as measured by the S&P 500 Index. Foreign securities traded in foreign exchanges were classified as Level 2 at the beginning of the period due to significant change in the value of the U.S. traded securities.

Note 7

Derivatives and Hedging Transactions

FASB Accounting Standards Codification 815, Derivatives and Hedging requires enhanced disclosures about the Funds' derivative and hedging activities, including how such activities are accounted for and their effects on the Funds' financial position, performance and cash flows.

Forward Foreign Currency Contracts

In order to hedge their portfolio and to protect them against possible fluctuations in foreign exchange rates pending the settlement of securities transactions, the Funds may enter into forward currency contracts which obligate them to exchange currencies at specified future dates. At the maturity of a forward contract, the Funds may either make delivery of the foreign currency from currency held, if any, or from the proceeds of the portfolio securities sold. It may also terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The forward value of amounts due are netted against the forward value of the currency to be delivered, and the net amount is shown as a receivable or payable in the financial statements. The Funds did not have any outstanding forward contracts as of December 31, 2010.

Note 8

Tax Matters

As of December 31, 2010, the tax basis of investments were as follows:

	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Fund	China & Hong Kong Fund	Global Energy Fund	Global Innovators Fund
Cost of investments for tax purposes	$49,128,173	$45,239,379	$5,378,787	$157,604,233	$96,717,387	$47,977,828
Gross tax unrealized appreciation	5,188,199	19,829,555	1,428,920	93,211,997	19,676,894	1,271,622
Gross tax unrealized (depreciation)	(18,606,576)	(1,557,303)	(259,025)	(8,374,592)	(2,660,875)	(11,776,386)
Net tax unrealized appreciation (depreciation) on investments	(13,418,377)	18,272,252	1,169,895	84,837,405	17,016,019	(10,504,764)
Net tax appreciation (depreciation) on foreign-currency denominated assets and liabilities	(14,637)	(2,884)	703	(68)	(739)	—
Net tax unrealized appreciation (depreciation)*	(13,433,014)	18,269,368	1,170,598	84,837,337	17,015,280	(10,504,764)
Undistributed net ordinary income**	—	48,607	—	952,877	590,264	—
Undistributed Long-Term Capital Gains	—	—	—	6,281,874	—	—
Post October loss***	(10,838,283)	(8,815)	(259,201)	(2,050)	—	—
Capital loss carryforward	(59,871,894)	(3,440,534)	(3,940,279)	—	(964,672)	(13,190,515)
Other accumulated gain/(loss)	(27,220)	(48,039)	(18,419)	(96,003)	(26,727)	(60,735)
Total accumulated gain/(loss)	$(84,170,411)	$14,820,587	$(3,047,301)	$91,974,035	$16,614,145	$(23,756,014)

*  The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primary to the tax deferral of losses on wash sales and passive foreign investment company (PFIC) mark to market adjustments.

**  The differences between book-basis and tax basis undistributed net ordinary income is attributed to deferred compensation.

***  Under the current tax law, capital and currency losses realized after October 31 and prior to the Fund's fiscal year end may be deferred as occurring on the first day of the following year.

As of December 31, 2010, the Funds have the following capital loss carryforwards available to offset future realized capital gains:

Capital losses expiring in:	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Fund	China & Hong Kong Fund	Global Energy Fund	Global Innovators Fund
2011	$—	$—	$—	$—	$—	$8,376,172
2012	—	—	—	—	—	4,814,343
2013	—	—	—	—	—	—
2014	—	—	—	—	—	—
2015	—	—	—	—	—	—
2016	10,370,865	—	1,321,324	—	—	—
2017	40,204,652	—	1,115,940	—	964,672	—
2018	9,296,377	3,440,534	1,503,015	—	—	—
Total	$59,871,894	$3,440,534	$3,940,279	$—	$964,672	$13,190,515

Asia Focus had $395,317 of capital loss carryforwards which expired on December 31, 2010. China and Hong Kong Fund and Global Energy Fund utilized capital loss carryforwards of $364,169 and $193,458, respectively. Global Innovators Fund utilized capital loss carryforwards of $5,110,406 and $14,805,342 expired on December 31, 2010.

The tax character of distributions (other than return of capital dividends) paid during 2010 and 2009 fiscal years are as follows:

	2010		2009
	Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
Alternative Energy Fund	$—	$—	$—	$—
Asia Focus Fund	$572,788	$—	$513,961	$—
Asia Pacific Dividend Fund	$110,306	$—	$171,895	$—
China & Hong Kong Fund	$2,299,441	$8,282,049	$2,242,023	$7,314,500
Global Energy Fund	$464,191	$—	$—	$—
Global Innovators Fund	$—	$—	$—	$—

Note 9

Improving Disclosures about Fair Value Measurements

In January 2010, Financial Accounting Standards Board ("FASB") issued Accounting Standards Update "Improving Disclosures about Fair Value Measurements" ("ASU"). The ASU requires enhanced disclosures about purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. This disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact this disclosure may have on the Fund's financial statements.

Note 10

Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding subsequent events which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds' related events and transactions and has determined that there were no events or transactions that occurred that would materially impact the amounts or disclosures in the Funds' financial statements.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Guinness Atkinson Funds
Woodland Hills, California

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Alternative Energy Fund, Asia Focus Fund, Asia Pacific Dividend Fund, China & Hong Kong Fund, Global Energy Fund and Global Innovators Fund (the "Funds"), each a series of shares of the Guinness Atkinson Funds, as of December 31, 2010, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (with respect to the Alternative Energy Fund and Asia Pacific Dividend Fund for the four years then ended and the period March 31, 2006 to December 31, 2006). These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of the above mentioned Funds as of December 31, 2010, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

  TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 24, 2011

Additional Information (Unaudited)

Proxy Voting Procedures

The Advisor of the Funds votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board. You may obtain a description of these procedures, free of charge, by calling "toll-free" 1-800-915-6565. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

Proxy Voting Records

Information regarding how the advisor of the Funds voted proxies relating to portfolio securities during the latest 12-month period ended June 30 is available, without charge, by calling toll-free, 1-800-915-6565. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

Form N-Q Disclosure

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the Securities and Exchange Commission's website at http://www.sec.gov. The Funds' Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free, 1-800-915-6565.

Supplemental Tax Information

For the fiscal year ended December 31, 2010, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Alternative Energy Fund	N/A
Asia Focus Fund	91.17%
Asia Pacific Dividend Fund	86.07%
China & Hong Kong Fund	56.41%
Global Energy Fund	100.00%
Global Innovators Fund	N/A

The China & Hong Kong Fund designates $8,203,338 as long-term capital gains distributions for the year ended December 31, 2010.

Pursuant to Section 853 of the Internal Revenue Code of 1986, as amended, the Funds designate the following income earned from foreign sources and foreign taxes paid for the year ended December 31, 2010:

	Foreign Sourced Income		Foreign Taxes Paid
	Total Amount	Per Share Amount	Total Amount	Per Share Amount
Alternative Energy Fund	N/A	N/A	$42,080	$0.01
Asia Focus Fund	$1,677,666	$0.55	182,454	0.06
Asia Pacific Dividend Fund	285,970	0.58	27,412	0.06
China & Hong Kong Fund	5,334,258	0.85	200,031	0.03
Global Energy Fund	N/A	N/A	166,148	0.04
Global Innovators Fund	N/A	N/A	24,052	0.01

TRUSTEE AND OFFICER INFORMATION (Unaudited)

Unless otherwise noted, each Trustee and officer's address is 21550 Oxnard Street, Suite 750, Woodland Hills, California 91367. Trustees and officers of the Trust serve until their resignation, removal or retirement. Additional information about the Trustees is included in the Funds' Statement of Additional Information which is available, without charge, upon request by calling toll-free, 1-800-915-6565 or by visiting the Funds' website at www.gafunds.com.

Name and Age	Position(s) Held with Trust†	Year Elected	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Non-Interested Trustees

Dr. Gunter Dufey (70)	Trustee	1994	Pacific International Business Associates, a consulting firm in Singapore since 2002. Professor (em.) of Ross School at The University of Michigan, where he served from 1968-2002.	6	Independent director, various subsidiaries of Ally Financial Inc. (formerly GMAC) in the United States and Canada.

James I. Fordwood (64)	Trustee	1994	CFO and Managing Member of Prima Marketing LLC (network of 7-Eleven convenience stores)	6	J.L. Energy, Inc., IDEA2, LLC since 2010.

Dr. Bret A. Herscher (52)	Trustee	1994	President of Pacific Consultants, a technical and technology management consulting company serving the Electronic industry and venture capital community that he co-founded.	6	Strawberry Tree Inc.

J. Brooks Reece, Jr. (63)	Trustee and Chairman	1994	Vice President of Adcole Corp. a manufacturer of precision measuring machines and sun angle sensors for space satellites.	6	Adcole Far East Ltd. Adcole Corporation since 2010.

Name and Age	Position(s) Held with Trust†	Year Elected	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee

Timothy W.N. Guinness* 14 Queen Anne's Gate London, England SW1H 9AA U.K. (63)	Trustee	1998	Chairman of Guinness Asset Management Ltd., investment adviser in London, since 2003. Chairman/CIO of Guinness Atkinson, since November 2002.	6	Investec Global Strategy Fund Limited, Investec International Accumulation Fund Limited, Investec Select Funds Plc, Investec High Income Trust Plc, SR Europe Investment Trust Plc. Atlantis Japan Growth Fund Ltd., Brompton Bicycle Ltd., New Boathouse Capital Ltd., Guinness Asset Management Ltd.

Officers

James Atkinson (53)	President	2003	Chief Executive Officer and Director of Guinness Atkinson since November 2002. Principal of Orbis Marketing, a mutual fund marketing and advertising firm since November 2001.	N/A	N/A

Richard F. Cook, Jr. (59)	Chief Compliance Officer	2005	Officer of Foreside Fund Services, LLC since November 2005, and Director of Foreside Compliance Services LLC, since January 2006. From 2002, Founder and Managing Member of NorthLake, LLC. From 1985 to 2002, Executive Officer, Director and Shareholder of Century Capital Management, Inc. and Secretary of Century Shares Trust.	N/A	N/A

*  "Interested person" (as defined in the 1940 Act) of the Funds because of his affiliation with the Funds' Advisor, Guinness Atkinson Asset Management, Inc.

Name and Age	Position(s) Held with Trust†	Year Elected	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Rita Dam (44)	Treasurer	2009	Vice President, Mutual Fund Administration Corp.	N/A	N/A

Joy Ausili (44)	Secretary and Assistant Treasurer	2009	Vice President, Mutual Fund Administration Corp.	N/A	N/A

Sardjono Kadiman (35)	Assistant Treasurer	2009	Assistant Vice President, Mutual Fund Administration Corp. (2008-present); Compliance Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001-2008)	N/A	N/A

Privacy Notice

Guinness Atkinson Funds and Guinness Atkinson Asset Management, Inc. may collect non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;
•  Information you give us orally; and
•  Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder's authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

This page is Intentionally Left Blank

This page is Intentionally Left Blank

This page is Intentionally Left Blank

Guinness Atkinson Funds Information

Board of Trustees

J. Brooks Reece, Jr., Chairman

Dr. Gunter Dufey

James I. Fordwood

Timothy W.N. Guinness

Dr. Bret A. Herscher

Contact Guinness Atkinson Funds

P.O. Box 701

Milwaukee, WI 53201-0701

Shareholder Services: 800-915-6566

Literature Request: 800-915-6565

Website: www.gafunds.com

Email: mail@gafunds.com

Guinness Atkinson Funds

Fund	Cusip	Ticker	Fund#
Alternative Energy Fund	402031 50 4	GAAEX	1298
Asia Focus Fund	402031 10 8	IASMX	1096
Asia Pacific Dividend Fund	402031 60 3	GAADX	1299
China & Hong Kong Fund	402031 20 7	ICHKX	1094
Global Energy Fund	402031 40 5	GAGEX	1098
Global Innovators Fund	402031 30 6	IWIRX	1095

Distributed by Quasar Distributors, LLC, Milwaukee, WI 53202

This report is intended for shareholders of the Guinness Atkinson Funds and may not be used as literature unless preceded or accompanied by a current prospectus.

123S0204--P

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s CODE OF CONDUCT FOR PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER if filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  James I. Fordwood is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2010	FYE 12/31/2009
Audit Fees	$109,800	$106,600
Audit-Related Fees	N/A	N/A
Tax Fees	$18,000	$17,400
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2010	FYE 12/31/2009
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2010	FYE 12/31/2009
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)                                  The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded based on such evaluation that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)                                There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)          (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)       Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guinness Atkinson Funds

By	/s/ James J. Atkinson
Name: James J. Atkinson
Title: President
Date: March 9, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James J. Atkinson
Name: James J. AtkinsonTitle: President
Date: March 9, 2011

By	/s/ Rita Dam
Name: Rita DamTitle: Treasurer
Date: March 9, 2011